UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1735

FPA NEW INCOME, INC.
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA		90025
(Address of principal executive offices)		(Zip code)

(Name and Address of Agent for Service)		Copy to:

J. RICHARD ATWOOD, PRESIDENT FPA NEW INCOME, INC. 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025		MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104

Registrant’s telephone number, including area code:		(310) 473-0225

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2017

Item 1:  Report to Shareholders.

FPA New Income, Inc.

Annual Report

September 30, 2017

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

Dear Shareholders:

FPA New Income, Inc. (the "Fund") had a total return of 1.01% in the third quarter of 2017 and a total return of 2.58% for the trailing 12 months.

As of June 30, the portfolio had a yield-to-worst1 of 2.67% and an effective duration2 of 1.49 years. The Treasury yield curve continued to flatten in the third quarter, with meaningfully higher yields for maturities up to three years, smaller yield increases in five- to 10-year maturities and a de minimis increase in the 30-year Treasury yield. Credit spreads continued to compress across both high quality and credit assets, resulting in fewer attractive investment opportunities. The portfolio's credit sensitive holdings decreased slightly to 11.5% for the period, compared to 12.1% on June 30. We remain cautious about credit risk, while seeking opportunities to extend the portfolio's duration as rates allow.

Portfolio Attribution

Fiscal Year 2017 (10/1/16-9/30/17)

The largest contributors to performance were corporate bonds and bank debt, led by price appreciation of our energy and metals and mining investments. The second-and third-largest contributors to performance were asset-backed securities (ABS) backed by auto loans and Collateralized Loan Obligations (CLOs), with the return on both stemming primarily from coupon return.

The largest detractors from performance were interest-only agency mortgage bonds, which decreased in price as a result of rising interest rates over the past 12 months. The short remaining life of these bonds' underlying mortgages makes the prepayment speed insensitive to changes in interest rates, thereby creating positive duration. We largely exited this investment during the year. The second-largest detractors from performance were our longer maturity Treasury notes (the average maturity was approximately 2.7 years as of the end of the quarter), which decreased in price as a result of rising interest rates.

Third Quarter 2017

The largest contributors to performance were corporate bonds and bank debt, led by our metals and mining investment, which increased in value following the completion of the issuer's restructuring. The second- and third-largest contributors to performance were GNMA project loan interest-only bonds and Collateralized Loan Obligations (CLOs). Both were driven by coupon return.

There were no meaningful detractors from performance.

1  Yield-to-worst is the lowest possible yield that can be received on a bond without the issuer actually defaulting. It does not represent the yield that an investor should expect to receive. As of September 30, 2017, the SEC yield was 2.58%. This yield figure reflects the theoretical income that a bond portfolio would generate, including dividends and interest, during the period after deducting the Fund's expenses for the period (but excluding any fee waivers). The Fund's actual net earnings for a given period under generally accepted accounting principles may differ from this standardized yield. The SEC yield is expressed as an annual percentage based on the price of the Fund at the beginning of the month.

2  Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

Portfolio Activity

The table below shows the change in portfolio allocations for the third quarter compared to the second:

Sector	% Portfolio 9/30/2017	% Portfolio 6/30/2017
ABS	53.0%	54.7%
Mortgage Backed (CMO3)	9.7%	13.6%
Stripped Mortgage-backed	8.1%	8.9%
Corporate	7.4%	6.2%
Cash and equivalents	10.5%	6.9%
CMBS[4]	3.8%	3.4%
Mortgage Pass-through	2.6%	3.2%
U.S. Treasury	4.8%	3.0%
Municipal	0.1%	0.1%
Total	100%	100%
Yield-to-worst	2.67%	2.71%
Duration (years)	1.49	1.54
Average Life (years)	1.77	1.88

Our ABS holdings decreased during the quarter due to amortization and the maturity of existing positions, but the decline was partially offset by additions to our auto ABS, CLO and insurance premium finance holdings. Investments in Mortgage Backed (CMO) bonds decreased primarily due to sales of existing agency relocation mortgage bonds and the amortization of bonds backed by non-performing residential mortgages. As credit spreads decreased during the quarter, we sold certain of our high-quality relocation bonds after their price increased to the point where they no longer offered enough yield relative to the duration. The exposure to Stripped Mortgage Backed bonds decreased as we sold GNMA project loan interest-only bonds whose prospective return profiles were no longer attractive. Notwithstanding the expensive market for credit investments, we were able to find a few attractive investments in corporate bank debt and bonds, which slightly increased our exposure to corporates during the quarter.

In general, given the available opportunities in the market, we have had more success finding attractive credit investments in bank debt versus high yield. Bank debt has higher seniority and better structural protections, which enhance the margin of safety5 as appropriate for the available return. Finally, with respect to notable changes in exposures, our U.S. Treasury bond exposure increased as higher Treasury rates allowed us to buy two-year Treasury notes at a yield that compensates for the duration risk. As credits continued to tighten this quarter, it was challenging to find attractive new investment opportunities. We made some purchases during the quarter,

3  Collateralized mortgage obligations are mortgage-backed bonds that separate mortgage pools into different maturity classes.

4  Commercial mortgage backed securities are securities backed by commercial mortgages rather than residential mortgages.

5  Margin of safety is a principle of investing in which an investor only purchases securities when the market price is significantly below its intrinsic value. In other words, when market price is significantly below your estimation of the intrinsic value, the difference is the margin of safety. This difference allows an investment to be made with minimal downside risk.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

but uninvested cash from amortization and maturities of existing positions increased the portfolio's cash and cash equivalents at the end of the quarter.

Market Commentary

This summer marked the 50th anniversary of the "Summer of Love," when an estimated 100,000 baby boomers descended on San Francisco's Haight Ashbury neighborhood to celebrate the new counterculture of being hippies (or flower children). Investors seem to be commemorating the anniversary by spreading their love throughout the capital markets — to bonds, credit, stocks and, in a nod to San Francisco, to FAANG (Facebook, Apple, Amazon, Netflix and Google).

With so much love going around, fixed income markets — in all forms — are expensive. Everywhere we look, we find lower spreads and, thus, less compensation for the risk of short-term mark-to-market price movements (i.e., duration risk) and/or the risk of permanent loss of capital. As we said last quarter, high-quality bond spreads are low and trending lower. Likewise, in the credit market, the spread on high-yield bonds continues to narrow. The JPMorgan Domestic High Yield Index reached a new low in spread for 2017, and is close to the low in yield-to-worst, as shown below.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

Yet at the same time that bonds are more expensive (i.e., yields are lower), the quality of what one can buy is going down, as evidenced by weaker investor protections in high-yield bond covenants (see chart below).

Narrow spreads pose a challenge and limit investment opportunities. Our exposure to credit (which we measure as anything rated BBB+ or lower) was little changed in the third quarter. The Fund's credit exposure has decreased from 17.6% of the portfolio to 11.5% over the past year because the expensive market is making it difficult to find compelling investments. We do find the occasional interesting idea, but without cheaper valuations it is difficult to see our credit exposure changing meaningfully in the near term. As a result, the bulk of the portfolio's capital has been redeployed toward high quality, less credit sensitive investments.

Despite the exuberance in the market, as with that magical event in 1967, not everything is as rosy as it seems. Washington has stumbled on the legislative front, hampered by political infighting and a twice-failed attempt to repeal and replace the Affordable Care Act. While President Trump has struggled to move his agenda through the legislative process, it appears that he can at least move markets. Every move in bond prices seems to be driven by his tweets and pronouncements. In fact, that may explain many of the changes in Treasury rates over the past few weeks and months.

Indeed, in the latest market-moving announcement, President Trump introduced a framework for reform of both personal and corporate income taxes. The president and his advisors say this reform will spread love to both the middle class and corporate America, but not to the wealthy. While on the surface this would appear to be a positive for many, it has a potential negative side as well. If enacted, it would be the first time in U.S. history that the federal government sought to use fiscal policy to stimulate the economy following nine years of economic expansion and when the unemployment rate is less than 4.5%. Given that fiscal policy stimulus is typically enacted when the economy is in poor shape, doing it under the economic backdrop outlined above creates the possibility of at least a transitory increase in economic activity that could result in higher inflation. At the same time, this potential increase in inflation would come as Treasury rates and credit spreads are still near their historical lows, introducing historically high duration risk into the market. This situation creates the potential for

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

a dramatic increase in interest rates, which could cause mark-to-market problems for a significant percentage of fixed income investors. Whether, and in what form, the president and Congress can enact the stimulus remains to be seen. However, we believe that higher Treasury rates over the past few weeks (as shown below), suggests that the market expects something to materialize.

Meanwhile, we believe that the Federal Reserve will be spreading less love to borrowers (but more love to savers). The Fed has determined that it is time to further tighten monetary policy, and it plans to do so notwithstanding the fact that inflation still has not consistently stayed at or above the Fed's inflation target of 2%. On Sept. 20, the Federal Reserve formally announced its plan for Quantitative Tightening (QT). Starting Oct. 1, the Fed will reduce the reinvestment of its maturing Treasuries and agency mortgages by $10 billion per month. Previously, the Fed had been reinvesting 100% of maturities each month. Over time, the Fed will reduce its reinvestment by $50 billion per month, a figure that's in line with what we outlined in our Q2 2017 market commentary. This announcement comes at the same time that the future of the Federal Reserve's analytical framework for monetary policy is increasingly uncertain. Federal Reserve Chair Janet Yellen's reappointment is in doubt, Vice Chairman Stanley Fischer has resigned, and other board seats are still vacant. New appointees with different views could take the Fed in a new direction or abandon existing policies.

With so many uncertainties, we see a lot of interest rate risk. Could the president's fiscal stimulus package be the catalyst that changes the inflation equation? Could fiscal stimulus in combination with QT drive rates higher? We see no value in speculating. What we care about is whether we are compensated enough in case such an event occurs. As it relates to long duration bonds, we are not.

With valuations stretched, it is paramount that we stay focused on executing our investment strategy in a way that protects your (and our) capital from permanent or temporary capital loss. As such, we continue to lean toward short-duration, high-quality investments while selectively investing in credit where the risk versus reward is appealing.

We are excited to announce that joining us in this effort is a new member of our team, Ryan Taylor. Ryan possesses all of the qualities we look for. He has a strong background in credit investing, and importantly, he

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

employs his skills with an absolute return mindset. Ryan will work alongside our colleagues, Joe Choi and Prakash Gopinath, to scour the market for credit investments, whether they are in structured product, corporate or any other form.

We thank you for your continued support and we continue to work diligently to maintain your trust.

Respectfully submitted,

Thomas H. Atteberry
Portfolio Manager

Abhijeet Patwardhan
Portfolio Manager
October 2017

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities.

FUND RISKS

Investments in mutual funds carry risks and investors may lose principal value. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The funds may purchase foreign securities which are subject to interest rate, currency exchange rate, economic and political risks: this may be enhanced when investing in emerging markets. The securities of smaller, less well-known companies can be more volatile than those of larger companies. The return of principal in a bond fund is not guaranteed. Bond funds have the same issuer, interest rate, inflation and credit risks that are associated with underlying bonds owned by the fund. Lower rated bonds, convertible securities and other types of debt obligations involve greater risks than higher rated bonds. Mortgage securities and collateralized mortgage obligations (CMOs) are subject to prepayment risk and the risk of default on the underlying mortgages or other assets; derivatives may increase volatility. High yield securities can be volatile and subject to much higher instances of default.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA NEW INCOME, INC.

HISTORICAL PERFORMANCE

(Unaudited)

Change in Value of a $10,000 Investment in FPA New Income, Inc. vs. Barclays U.S. Aggregate Index and Consumer Price Index + 100 Basis Points from October 1, 2007 to September 30, 2017

Past performance is not indicative of future performance. The Barclays U.S. Aggregate Bond Index a broad-based unmanaged composite of four major subindexes: U.S. Government Index; U.S. Credit Index; U.S. Mortgage-Backed Securities Index; and U.S. Asset-Backed Securities Index. The index holds investment quality bonds. The Consumer Price Index is an unmanaged index representing the rate of inflation of U.S. consumer prices as determined by the US Department of Labor Statistics. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions.

Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown. This data represents past performance, and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment it may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at ww.fpafunds.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio and redemption fees can be found on pages 38 and 42.

The Prospectus details the Fund's objective and policies, charges, and other matters of interest to prospective investors. Please read the prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.fpafunds.com, by email at crm@fpafunds.com, toll-free by calling 1-800-982-4372 or by contacting the Fund in writing.

FPA NEW INCOME, INC.
PORTFOLIO SUMMARY

September 30, 2017

Common Stocks	0.1%
Industrials	0.1%
Bonds & Debentures	99.5%
Asset-Backed Securities	53.0%
U.S. Treasuries	14.9%
Residential Mortgage-Backed Securities	12.3%
Commercial Mortgage-Backed Securities	11.9%
Corporate Bank Debt	4.4%
Corporate Bonds & Notes	2.9%
Municipals	0.1%
Short-term Investments	0.9%
Other Assets And Liabilities, Net	(0.5)%
Net Assets	100.0%

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS

September 30, 2017

COMMON STOCK — 0.1%	Shares or Principal Amount	Fair Value
INDUSTRIALS — 0.1%
Boart Longyear Ltd.* (Cost $630,347)	261,407,903	$5,126,208
BONDS & DEBENTURES
COMMERCIAL MORTGAGE-BACKED SECURITIES — 11.9%
AGENCY— 0.0%
Government National Mortgage Association 2013-55 A — 1.317% 5/16/2034	$433,512	$430,771
Government National Mortgage Association 2012-2 A — 1.862% 6/16/2031	527,372	527,017
Government National Mortgage Association 2011-49 A — 2.45% 7/16/2038	692,279	692,346
Government National Mortgage Association 2010-148 AC — 7.00% 12/16/2050@	53,969	54,991
		$1,705,125
AGENCY STRIPPED — 8.1%
Government National Mortgage Association 2004-10 IO — 0.00% 1/16/2044@	$9,438,606	$21
Government National Mortgage Association 2002-56 IO — 0.043% 6/16/2042@	27,351	36
Government National Mortgage Association 2009-119 IO — 0.105% 12/16/2049@	13,943,044	129,853
Government National Mortgage Association 2009-105 IO — 0.165% 11/16/2049@	10,699,307	85,587
Government National Mortgage Association 2009-71 IO — 0.26% 7/16/2049@	3,332,376	50,658
Government National Mortgage Association 2012-45 IO — 0.325% 4/16/2053@	17,681,254	469,853
Government National Mortgage Association 2008-8 IO — 0.349% 11/16/2047@	11,630,383	92,723
Government National Mortgage Association 2009-49 IO — 0.383% 6/16/2049@	12,002,459	146,233
Government National Mortgage Association 2009-4 IO — 0.39% 1/16/2049@	3,008,585	56,515
Government National Mortgage Association 2009-86 IO — 0.397% 10/16/2049@	21,856,060	262,893
Government National Mortgage Association 2012-125 IO — 0.413% 2/16/2053@	80,658,551	2,405,383
Government National Mortgage Association 2005-9 IO — 0.451% 1/16/2045@	2,547,341	28,538
Government National Mortgage Association 2007-77 IO — 0.486% 11/16/2047@	27,590,936	483,261
Government National Mortgage Association 2009-60 IO — 0.508% 6/16/2049@	7,243,678	76,263
Government National Mortgage Association 2011-165 IO — 0.581% 10/16/2051@	134,102,232	2,686,644
Government National Mortgage Association 2009-30 IO — 0.613% 3/16/2049@	7,866,067	254,920
Government National Mortgage Association 2010-123 IO — 0.646% 9/16/2050@	7,799,791	172,522
Government National Mortgage Association 2008-24 IO — 0.652% 11/16/2047@	1,836,203	25,408
Government National Mortgage Association 2014-157 IO — 0.657% 5/16/2055@	161,137,193	7,668,342
Government National Mortgage Association 2008-45 IO — 0.67% 2/16/2048@	2,657,235	18,685
Government National Mortgage Association 2012-25 IO — 0.706% 8/16/2052@	114,401,214	3,689,805
Government National Mortgage Association 2013-45 IO — 0.715% 12/16/2053@	78,676,060	2,668,574
Government National Mortgage Association 2004-43 IO — 0.726% 6/16/2044@	14,471,431	194,003
Government National Mortgage Association 2012-58 IO — 0.73% 2/16/2053@	229,712,582	8,796,407
Government National Mortgage Association 2012-150 IO — 0.748% 11/16/2052@	77,170,512	3,730,747
Government National Mortgage Association 2015-41 IO — 0.756% 9/16/2056@	47,772,814	2,844,838
Government National Mortgage Association 2014-138 IO — 0.762% 4/16/2056@	25,665,223	1,318,702
Government National Mortgage Association 2015-86 IO — 0.773% 5/16/2052@	72,562,529	4,111,712
Government National Mortgage Association 2013-63 IO — 0.777% 9/16/2051@	73,819,387	3,745,426
Government National Mortgage Association 2013-125 IO — 0.78% 10/16/2054@	22,953,787	922,403
Government National Mortgage Association 2013-13 IO — 0.783% 7/16/2047@	107,090,968	4,893,982
Government National Mortgage Association 2014-164 IO — 0.801% 1/16/2056@	293,658,683	15,164,329
Government National Mortgage Association 2012-79 IO — 0.803% 3/16/2053@	149,645,550	6,391,511
Government National Mortgage Association 2012-114 IO — 0.811% 1/16/2053@	52,729,520	2,971,430

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2017

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Government National Mortgage Association 2014-77 IO — 0.823% 12/16/2047@	$65,233,322	$3,195,148
Government National Mortgage Association 2014-153 IO — 0.825% 4/16/2056@	239,059,874	14,056,242
Government National Mortgage Association 2015-47 IO — 0.83% 10/16/2056@	192,121,399	11,952,007
Government National Mortgage Association 2014-135 IO — 0.835% 1/16/2056@	317,955,644	17,137,205
Government National Mortgage Association 2014-110 IO — 0.84% 1/16/2057@	79,478,895	5,149,366
Government National Mortgage Association 2014-175 IO — 0.848% 4/16/2056@	233,034,774	13,928,232
Government National Mortgage Association 2015-7 IO — 0.876% 1/16/2057@	20,277,026	1,264,419
Government National Mortgage Association 2015-101 IO — 0.879% 3/16/2052@	178,133,026	10,528,072
Government National Mortgage Association 2015-19 IO — 0.879% 1/16/2057@	121,870,042	8,058,047
Government National Mortgage Association 2008-92 IO — 0.881% 10/16/2048@	21,523,626	371,321
Government National Mortgage Association 2006-55 IO — 0.915% 8/16/2046@	8,664,223	32,597
Government National Mortgage Association 2014-187 IO — 0.932% 5/16/2056@	227,885,819	14,482,736
Government National Mortgage Association 2015-169 IO — 0.939% 7/16/2057@	232,537,568	16,842,184
Government National Mortgage Association 2015-128 IO — 0.946% 12/16/2056@	208,618,434	13,486,598
Government National Mortgage Association 2015-160 IO — 0.956% 1/16/2056@	269,429,385	17,621,355
Government National Mortgage Association 2008-48 IO — 0.957% 4/16/2048@	10,112,724	180,437
Government National Mortgage Association 2012-53 IO — 0.958% 3/16/2047@	85,362,592	4,012,759
Government National Mortgage Association 2015-150 IO — 0.966% 9/16/2057@	256,050,116	19,274,659
Government National Mortgage Association 2015-114 IO — 0.968% 3/15/2057@	170,381,999	10,465,919
Government National Mortgage Association 2016-45 IO — 1.004% 2/16/2058@	133,062,669	9,903,894
Government National Mortgage Association 2016-34 IO — 1.007% 1/16/2058@	224,876,217	16,584,464
Government National Mortgage Association 2016-65 IO — 1.009% 1/16/2058@	248,120,298	18,649,913
Government National Mortgage Association 2015-108 IO — 1.035% 10/16/2056@	43,017,121	2,909,226
Government National Mortgage Association 2016-125 IO — 1.064% 12/16/2057@	141,490,859	11,252,584
Government National Mortgage Association 2016-106 IO — 1.069% 9/16/2058@	274,406,781	22,744,974
Government National Mortgage Association 2016-85 IO — 1.121% 3/16/2057@	163,312,410	13,320,266
Government National Mortgage Association 2016-119 IO — 1.126% 4/16/2058@	406,030,945	33,178,413
Government National Mortgage Association 2016-67 IO — 1.166% 7/16/2057@	122,375,602	9,776,611
Government National Mortgage Association 2016-94 IO — 1.17% 12/16/2057@	220,654,897	18,382,142
Government National Mortgage Association 2004-108 IO — 1.265% 12/16/2044@	1,259,801	65
Government National Mortgage Association 2006-30 IO — 2.299% 5/16/2046@	1,263,785	7,805
		$415,307,867
NON-AGENCY — 3.8%
A10 Term Asset Financing LLC 2017-1A A1FX — 2.34% 3/15/2036**,††	$17,639,000	$17,649,124
A10 Term Asset Financing LLC 2016-1 A1 — 2.42% 3/15/2035**	5,607,609	5,589,408
Aventura Mall Trust M 2013-AVM A — 3.867% 12/5/2032**,@	25,142,000	26,124,587
Bear Stearns Commercial Mortgage Securities Trust 2005-PWR7 B — 5.214% 2/11/2041@	5,302,421	5,301,885
Citigroup Commercial Mortgage Trust 2006-C4 B — 6.25% 3/15/2049@	2,809,433	2,810,725
COMM Mortgage Trust 2014-FL5 B, 1M LIBOR + 2.150% — 3.384% 10/15/2031**,@	12,720,000	12,698,431
COMM Mortgage Trust 2014-FL5 C, 1M LIBOR + 2.150% — 3.384% 10/15/2031**,@	8,240,000	8,063,460
Credit Suisse Commercial Mortgage Trust Series 2016-MFF E, 1M LIBOR + 6.000% — 7.234% 11/15/2033**,@	30,398,000	30,550,127

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2017

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C1 A3 — 5.058% 6/15/2043**	$7,277,000	$7,759,364
Latitude Management Real Estate Capital 2016-CRE2 A, 1M LIBOR + 1.700% — 2.936% 11/24/2031**,@,††	16,735,000	16,902,350
Morgan Stanley Capital I Trust 2006-HQ9 D — 5.862% 7/12/2044@	7,920,327	7,944,790
Ores NPL LLC 2014-LV3 B — 6.00% 3/27/2024**	21,506,144	21,525,566
Rialto Capital Management LLC 2014-LT5 B — 5.00% 5/15/2024**	1,538,980	1,537,663
Rialto Real Estate Fund LP 2015-LT7 B — 5.071% 12/25/2032**	16,642,256	16,629,471
SCG Trust 2013-SRP1 AJ, 1M LIBOR + 1.950% — 3.427% 11/15/2026**,@	14,152,000	14,099,106
		$195,186,057
TOTAL COMMERICAL MORTGAGE-BACKED SECURITIES (Cost $659,466,426)		$612,199,049
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 12.3%
AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 4.4%
Federal Home Loan Mortgage Corporation 2809 UC — 4.00% 6/15/2019	$88,020	$88,893
Federal Home Loan Mortgage Corporation 3957 BV — 4.00% 10/15/2029	445,182	445,981
Federal Home Loan Mortgage Corporation 2990 TD — 4.00% 5/15/2035	12,389	12,557
Federal Home Loan Mortgage Corporation 2614 BY — 4.50% 5/15/2018	119,854	120,778
Federal Home Loan Mortgage Corporation 2645 BY — 4.50% 7/15/2018	27,473	27,666
Federal Home Loan Mortgage Corporation 2649 AN — 4.50% 7/15/2018	301,163	303,635
Federal Home Loan Mortgage Corporation 2656 PE — 4.50% 7/15/2018	54,305	54,742
Federal Home Loan Mortgage Corporation 2568 XD — 5.00% 2/15/2018	24,271	24,391
Federal National Mortgage Association 2012-117 DA — 1.50% 12/25/2039	2,819,822	2,754,791
Federal National Mortgage Association 2014-80 GD — 2.00% 2/25/2042	25,765,977	25,552,849
Federal National Mortgage Association 2017-16 JA — 3.00% 2/25/2043	32,215,744	32,758,151
Federal National Mortgage Association 2016-104 QA — 3.00% 11/25/2043	48,511,727	49,250,755
Federal National Mortgage Association 2017-15 DA — 3.00% 12/25/2044	23,922,983	24,285,244
Federal National Mortgage Association 2017-45 KD — 3.50% 2/25/2044	21,957,619	22,627,276
Federal National Mortgage Association 2017-52 KC — 3.50% 4/25/2044	21,414,540	22,078,477
Federal National Mortgage Association 2017-59 DC — 3.50% 5/25/2044	31,565,842	32,548,786
Federal National Mortgage Association 2003-128 NG — 4.00% 1/25/2019	41,925	42,277
Federal National Mortgage Association 2004-7 JK — 4.00% 2/25/2019	352,638	355,355
Federal National Mortgage Association 2008-18 MD — 4.00% 3/25/2019	99,016	99,838
Federal National Mortgage Association 2004-76 CL — 4.00% 10/25/2019	96,055	96,854
Federal National Mortgage Association 2009-76 MA — 4.00% 9/25/2024	46,132	46,556
Federal National Mortgage Association 2011-113 NE — 4.00% 3/25/2040	973,922	981,398
Federal National Mortgage Association 2012-95 AB — 4.00% 11/25/2040	560,037	563,659
Federal National Mortgage Association 2009-70 NU — 4.25% 8/25/2019	440,607	443,075
Federal National Mortgage Association 2003-30 HW — 4.50% 4/25/2018	37,845	38,032
Federal National Mortgage Association 2008-18 NB — 4.50% 5/25/2020	137,377	138,308
Federal National Mortgage Association 2011-7 PA — 4.50% 10/25/2039	44,216	44,437
Federal National Mortgage Association 2012-40 GC — 4.50% 12/25/2040	1,778,713	1,820,671
Federal National Mortgage Association 2012-67 PB — 4.50% 12/25/2040	1,760,745	1,780,382
Federal National Mortgage Association 2002-74 PE — 5.00% 11/25/2017	2,394	2,393
Federal National Mortgage Association 2003-24 PD — 5.00% 4/25/2018	119,033	119,627

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2017

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Federal National Mortgage Association 2003-46 BG — 5.00% 6/25/2018	$143,181	$144,127
Federal National Mortgage Association 2004-60 LB — 5.00% 4/25/2034	2,902,853	3,055,547
Federal National Mortgage Association 2011-19 WB — 5.50% 10/25/2018	652,337	659,669
		$223,367,177
AGENCY POOL ADJUSTABLE RATE — 0.0%
Federal National Mortgage Association 865963, 12M USD LIBOR + 1.725% — 3.445% 3/1/2036@	$975,680	$1,021,031
AGENCY POOL FIXED RATE — 2.6%
Federal Home Loan Mortgage Corporation J24941 — 2.00% 8/1/2023	$3,539,076	$3,536,592
Federal Home Loan Mortgage Corporation G15139 — 4.50% 6/1/2019	157,376	159,848
Federal Home Loan Mortgage Corporation P60959 — 4.50% 9/1/2020	281,039	283,259
Federal Home Loan Mortgage Corporation G14030 — 4.50% 12/1/2020	207,565	212,951
Federal Home Loan Mortgage Corporation G15169 — 4.50% 9/1/2026	4,067,489	4,206,426
Federal Home Loan Mortgage Corporation G15272 — 4.50% 9/1/2026	3,968,485	4,065,758
Federal Home Loan Mortgage Corporation G15875 — 4.50% 9/1/2026	4,997,022	5,182,340
Federal Home Loan Mortgage Corporation G18056 — 5.00% 6/1/2020	306,290	315,775
Federal Home Loan Mortgage Corporation G13812 — 5.00% 12/1/2020	980,397	1,006,873
Federal Home Loan Mortgage Corporation G15036 — 5.00% 6/1/2024	3,340,839	3,421,636
Federal Home Loan Mortgage Corporation G13667 — 5.00% 8/1/2024	187,931	196,461
Federal Home Loan Mortgage Corporation G15435 — 5.00% 11/1/2024	7,539,429	7,755,696
Federal Home Loan Mortgage Corporation G15173 — 5.00% 6/1/2026	2,829,253	2,906,135
Federal Home Loan Mortgage Corporation G15407 — 5.00% 6/1/2026	4,499,182	4,734,565
Federal Home Loan Mortgage Corporation G15874 — 5.00% 6/1/2026	2,192,715	2,256,179
Federal Home Loan Mortgage Corporation G12829 — 5.50% 10/1/2017	226	226
Federal Home Loan Mortgage Corporation G14187 — 5.50% 12/1/2020	2,158,685	2,211,417
Federal Home Loan Mortgage Corporation J01270 — 5.50% 2/1/2021	67,519	70,569
Federal Home Loan Mortgage Corporation G14035 — 5.50% 12/1/2021	228,012	237,594
Federal Home Loan Mortgage Corporation G15230 — 5.50% 12/1/2024	5,444,503	5,650,418
Federal Home Loan Mortgage Corporation G15458 — 5.50% 12/1/2024	876,879	924,407
Federal Home Loan Mortgage Corporation G14460 — 6.00% 1/1/2024	374,150	396,220
Federal Home Loan Mortgage Corporation G12139 — 6.50% 9/1/2019	499	499
Federal Home Loan Mortgage Corporation P50543 — 6.50% 4/1/2037	70,842	73,454
Federal National Mortgage Association AB6251 — 2.00% 9/1/2022	706,705	706,478
Federal National Mortgage Association AB7515 — 2.00% 1/1/2023	367,747	367,434
Federal National Mortgage Association MA1502 — 2.50% 7/1/2023	34,044,896	34,504,965
Federal National Mortgage Association AA4546 — 4.00% 5/1/2024	1,210,214	1,265,494
Federal National Mortgage Association AL5956 — 4.00% 5/1/2027	1,232,823	1,290,130
Federal National Mortgage Association 254906 — 4.50% 10/1/2018	85,813	86,669
Federal National Mortgage Association 255547 — 4.50% 1/1/2020	47,435	48,465
Federal National Mortgage Association MA0323 — 4.50% 2/1/2020	163,583	166,311
Federal National Mortgage Association MA0358 — 4.50% 3/1/2020	97,923	100,031
Federal National Mortgage Association MA0419 — 4.50% 5/1/2020	172,985	177,256
Federal National Mortgage Association AL6725 — 4.50% 9/1/2020	1,811,245	1,841,177
Federal National Mortgage Association 735920 — 4.50% 10/1/2020	45,285	46,398
Federal National Mortgage Association 995158 — 4.50% 12/1/2020	82,397	84,774
Federal National Mortgage Association 889531 — 4.50% 5/1/2022	29,839	30,608

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2017

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Federal National Mortgage Association AL6212 — 4.50% 1/1/2027	$4,301,710	$4,380,672
Federal National Mortgage Association AE0126 — 5.00% 6/1/2020	3,424,798	3,504,087
Federal National Mortgage Association 310097 — 5.00% 10/1/2020	136,990	138,167
Federal National Mortgage Association AE0792 — 5.00% 12/1/2020	938,877	961,194
Federal National Mortgage Association AE0314 — 5.00% 8/1/2021	5,206,341	5,298,897
Federal National Mortgage Association AD0285 — 5.00% 9/1/2022	559,377	580,222
Federal National Mortgage Association AE0812 — 5.00% 7/1/2025	1,124,141	1,152,902
Federal National Mortgage Association AL5764 — 5.00% 9/1/2025	3,773,070	3,870,376
Federal National Mortgage Association AL6798 — 5.00% 9/1/2025	4,458,870	4,545,603
Federal National Mortgage Association AL4056 — 5.00% 6/1/2026	4,847,953	5,017,586
Federal National Mortgage Association 257100 — 5.50% 1/1/2018	18,135	18,155
Federal National Mortgage Association 745500 — 5.50% 12/1/2018	122,727	123,538
Federal National Mortgage Association 745119 — 5.50% 12/1/2019	1,357,092	1,389,257
Federal National Mortgage Association 995284 — 5.50% 3/1/2020	22,371	22,416
Federal National Mortgage Association 745190 — 5.50% 6/1/2020	28,086	28,272
Federal National Mortgage Association 889318 — 5.50% 7/1/2020	764,688	781,163
Federal National Mortgage Association 745749 — 5.50% 3/1/2021	161,271	167,837
Federal National Mortgage Association AL5867 — 5.50% 8/1/2023	686,066	702,741
Federal National Mortgage Association AE0237 — 5.50% 11/1/2023	604,870	620,379
Federal National Mortgage Association AL5812 — 5.50% 5/1/2025	2,792,149	2,865,709
Federal National Mortgage Association AL0471 — 5.50% 7/1/2025	161,659	171,889
Federal National Mortgage Association AL4433 — 5.50% 9/1/2025	1,262,019	1,329,028
Federal National Mortgage Association AL4901 — 5.50% 9/1/2025	1,560,414	1,617,602
Federal National Mortgage Association 735439 — 6.00% 9/1/2019	55,971	57,475
Federal National Mortgage Association 745238 — 6.00% 12/1/2020	234,250	240,036
Federal National Mortgage Association 745832 — 6.00% 4/1/2021	1,800,719	1,869,857
Federal National Mortgage Association AD0951 — 6.00% 12/1/2021	869,873	909,441
Federal National Mortgage Association AL0294 — 6.00% 10/1/2022	86,018	91,311
Federal National Mortgage Association 890225 — 6.00% 5/1/2023	801,246	852,065
Federal National Mortgage Association 890403 — 6.00% 5/1/2023	475,794	491,201
Government National Mortgage Association 782281 — 6.00% 3/15/2023	1,205,289	1,287,789
		$135,608,355
AGENCY STRIPPED — 0.0%
Federal Home Loan Mortgage Corporation 217 PO — 0.00% 1/1/2032@@@	$216,819	$196,305
Federal Home Loan Mortgage Corporation 3763 NI — 3.50% 5/15/2025	1,963,172	135,319
Federal Home Loan Mortgage Corporation 3917 AI — 4.50% 7/15/2026	14,929,416	1,400,435
Federal Home Loan Mortgage Corporation 217 IO — 6.50% 1/1/2032	208,773	49,088
Federal National Mortgage Association 2010-137 BI — 3.50% 2/25/2024	237,964	703
Federal National Mortgage Association 2011-66 BI — 3.50% 3/25/2025	262,543	2,718
Federal National Mortgage Association 2010-25 NI — 5.00% 3/25/2025	299,031	11,052
Federal National Mortgage Association 2003-64 XI — 5.00% 7/25/2033	599,944	109,853
		$1,905,473

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2017

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 5.3%
BCAP LLC Trust 2010-RR8 2A6 — 2.754% 11/26/2036**,@	$971,947	$969,581
Citicorp Mortgage Securities REMIC Pass-Through Certificates Trust Series 2005-5 2A3 — 5.00% 8/25/2020	48,910	49,404
Citigroup Mortgage Loan Trust, Inc. 2014-A A — 4.00% 1/25/2035**,@	10,629,262	10,972,160
Credit Suisse Mortgage Trust Series 2010-9R 1A4 — 3.75% 8/27/2037**	25,425	25,376
Nationstar HECM Loan Trust 2016-3A A — 2.013% 8/25/2026**	1,896,758	1,921,138
Nationstar HECM Loan Trust 2017-2A A1 — 2.038% 9/25/2027**,@,††	12,528,000	12,528,000
Nationstar HECM Loan Trust 2017-2A M1 — 2.815% 9/25/2027**,@,††	12,184,000	12,184,000
Nomura Resecuritization Trust 2016-1R 3A1 — 5.00% 9/28/2036**,@	5,923,880	6,111,580
RiverView HECM Trust 2007-1 A, 1 year Treasury + 0.500% — 1.817% 5/25/2047**,@	25,657,611	21,512,239
Stanwich Mortgage Loan Trust Series 2010-3 A — 0.00% 7/31/2038**,@,††	545,075	272,701
Stanwich Mortgage Loan Trust Series 2011-2 A — 0.00% 9/15/2050**,@,††	806,632	431,713
Stanwich Mortgage Loan Trust Series 2011-1 A — 0.192% 8/15/2050**,@,††	771,910	407,128
Stanwich Mortgage Loan Trust Series 2009-2 A — 0.472% 2/15/2049**,@,††	57,563	25,742
Stanwich Mortgage Loan Trust Series 2010-2 A — 1.005% 2/28/2057**,@,††	920,261	463,995
Stanwich Mortgage Loan Trust Series 2010-1 A — 1.069% 9/30/2047**,@,††	230,722	116,699
Stanwich Mortgage Loan Trust Series 2010-4 A — 1.78% 8/31/2049**,@,††	473,758	239,248
Sunset Mortgage Loan Co. LLC 2015-NPL1 A — 4.459% 9/18/2045**,@@	9,841,257	9,939,036
Towd Point Mortgage Trust 2016-3 A1 — 2.25% 4/25/2056**,@	22,959,408	22,830,691
Towd Point Mortgage Trust 2015-1 AES — 3.00% 10/25/2053**,@	25,033,738	25,270,787
Towd Point Mortgage Trust 2015-2 1A1 — 3.25% 11/25/2060**,@	35,117,879	35,741,984
Towd Point Mortgage Trust 2015-4 A1 — 3.50% 4/25/2055**,@	31,925,051	32,561,359
Towd Point Mortgage Trust 2015-2 2A1 — 3.75% 11/25/2057**,@	27,559,319	28,216,964
VOLT XL LLC 2015-NP14 A1 — 4.375% 11/27/2045**,@@	14,425,896	14,437,969
VOLT XXV LLC 2015-NPL8 A1 — 3.50% 6/26/2045**,@@	22,236,690	22,244,108
VOLT XXXVIII LLC 2015-NP12 A1 — 3.875% 9/25/2045**,@@	11,903,687	11,910,021
		$271,383,623
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $635,302,945)		$633,285,659
ASSET-BACKED SECURITIES — 53.0%
AUTO — 17.8%
Ally Auto Receivables Trust 2015-1 A3 — 1.39% 9/16/2019	$12,281,943	$12,277,737
Ally Auto Receivables Trust 2017-1 B — 2.35% 3/15/2022	3,743,000	3,735,812
Ally Auto Receivables Trust 2017-1 C — 2.48% 5/16/2022	7,059,000	7,049,352
AmeriCredit Automobile Receivables Trust 2014-2 B — 1.60% 7/8/2019	615,105	615,145
AmeriCredit Automobile Receivables Trust 2014-1 B — 1.68% 7/8/2019	63,693	63,695
AmeriCredit Automobile Receivables Trust 2015-2 B — 1.82% 7/8/2020	6,678,000	6,680,959
AmeriCredit Automobile Receivables Trust 2014-3 B — 1.92% 11/8/2019	10,560,770	10,566,041
AmeriCredit Automobile Receivables Trust 2015-3 B — 2.08% 9/8/2020	19,000,000	19,053,909
AmeriCredit Automobile Receivables Trust 2015-4 B — 2.11% 1/8/2021	28,000,000	28,037,058
AmeriCredit Automobile Receivables Trust 2013-5 C — 2.29% 11/8/2019	1,441,506	1,442,675
AmeriCredit Automobile Receivables Trust 2013-3 C — 2.38% 6/10/2019	177,641	177,652
AmeriCredit Automobile Receivables Trust 2015-1 C — 2.51% 1/8/2021	1,727,000	1,739,039

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2017

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
AmeriCredit Automobile Receivables Trust 2017-1 C — 2.71% 8/18/2022	$7,547,000	$7,560,020
BMW Vehicle Lease Trust 2017-1 A4 — 2.18% 6/22/2020	18,527,000	18,579,696
California Republic Auto Receivables Trust 2013-2 A2 — 1.23% 3/15/2019	255,480	255,444
Capital Auto Receivables Asset Trust 2016-3 A3 — 1.54% 8/20/2020	9,410,000	9,399,291
Capital Auto Receivables Asset Trust 2015-2 A3 — 1.73% 9/20/2019	29,993,612	30,018,653
Capital Auto Receivables Asset Trust 2014-3 A4 — 1.83% 4/22/2019	4,575,862	4,577,413
Capital Auto Receivables Asset Trust 2013-4 C — 2.67% 2/20/2019	1,093,029	1,093,697
Capital Auto Receivables Asset Trust 2016-1 B — 2.67% 12/21/2020	4,211,000	4,236,250
Credit Acceptance Auto Loan Trust 2015-1A A — 2.00% 7/15/2022**	488,485	488,616
Credit Acceptance Auto Loan Trust 2016-2A A — 2.42% 11/15/2023**	9,956,000	9,995,301
Credit Acceptance Auto Loan Trust 2017-2A A — 2.55% 2/17/2026**	50,778,000	50,733,960
Credit Acceptance Auto Loan Trust 2015-1A B — 2.61% 1/17/2023**	3,160,000	3,164,376
Credit Acceptance Auto Loan Trust 2014-2A B — 2.67% 9/15/2022**	7,204,672	7,205,879
Credit Acceptance Auto Loan Trust 2016-3A B — 2.94% 10/15/2024**	20,626,000	20,669,851
Credit Acceptance Auto Loan Trust 2015-2A B — 3.04% 8/15/2023**	27,401,000	27,608,009
Credit Acceptance Auto Loan Trust 2016-2A B — 3.18% 5/15/2024**	22,937,000	23,087,997
Credit Acceptance Auto Loan Trust 2016-3A C — 3.60% 4/15/2025**	12,661,000	12,758,369
Credit Acceptance Auto Loan Trust 2015-2A C — 3.76% 2/15/2024**	550,000	556,121
DT Auto Owner Trust 2016-4A B — 2.02% 8/17/2020**	13,677,000	13,655,533
DT Auto Owner Trust 2015-3A B — 2.46% 11/15/2019**	5,379,779	5,381,123
DT Auto Owner Trust 2017-1A C — 2.70% 11/15/2022**	18,717,000	18,711,245
DT Auto Owner Trust 2016-2A B — 2.92% 5/15/2020**	4,606,782	4,613,593
Exeter Automobile Receivables Trust 2016-3A A — 1.84% 11/16/2020**	12,315,527	12,280,297
Exeter Automobile Receivables Trust 2017-1A B — 3.00% 12/15/2021**	8,763,000	8,772,879
First Investors Auto Owner Trust 2016-2A A2 — 1.87% 11/15/2021**	5,514,000	5,502,207
First Investors Auto Owner Trust 2016-1A A2 — 2.26% 4/15/2021**	16,653,000	16,679,876
First Investors Auto Owner Trust 2015-2A A2 — 2.28% 9/15/2021**	16,556,000	16,584,438
First Investors Auto Owner Trust 2017-1A B — 2.67% 4/17/2023**	4,126,000	4,124,598
First Investors Auto Owner Trust 2015-2A B — 2.75% 9/15/2021**	4,443,000	4,445,655
First Investors Auto Owner Trust 2017-1A C — 2.95% 4/17/2023**	8,149,000	8,152,934
GM Financial Automobile Leasing Trust 2016-3 C — 2.38% 5/20/2020	7,768,000	7,750,023
GM Financial Automobile Leasing Trust 2017-2 B — 2.43% 6/21/2021	22,240,000	22,145,080
GM Financial Automobile Leasing Trust 2017-1 B — 2.48% 8/20/2020	6,027,000	6,047,506
GM Financial Automobile Leasing Trust 2017-1 C — 2.74% 8/20/2020	21,903,000	21,927,538
GM Financial Automobile Leasing Trust 2017-2 C — 2.84% 6/21/2021	3,750,000	3,735,332
Honda Auto Receivables Owner Trust 2015-2 A3 — 1.04% 2/21/2019	11,651,242	11,639,015
Hyundai Auto Lease Securitization Trust 2016-C B — 1.86% 5/17/2021**	13,264,000	13,170,100
Nissan Auto Lease Trust 2017-A A3 — 1.91% 4/15/2020	21,315,000	21,327,962
Prestige Auto Receivables Trust 2015-1 A3 — 1.53% 2/15/2021**	4,120,775	4,120,056
Prestige Auto Receivables Trust 2016-1A A3 — 1.99% 6/15/2020**	7,917,000	7,926,674
Prestige Auto Receivables Trust 2015-1 B — 2.04% 4/15/2021**	10,395,000	10,403,463
Prestige Auto Receivables Trust 2016-2A B — 2.19% 11/15/2022**	25,223,000	25,073,776
Prestige Auto Receivables Trust 2017-1A B — 2.39% 5/16/2022**	12,040,000	11,973,106
Prestige Auto Receivables Trust 2017-1A C — 2.81% 1/17/2023**	30,214,000	30,304,313
Prestige Auto Receivables Trust 2016-2A C — 2.88% 11/15/2022**	12,327,000	12,378,889
Santander Drive Auto Receivables Trust 2016-2 A3 — 1.56% 5/15/2020	12,350,144	12,349,807
Santander Drive Auto Receivables Trust 2013-3 C — 1.81% 4/15/2019	75,819	75,820
Santander Drive Auto Receivables Trust 2015-2 B — 1.83% 1/15/2020	1,067,930	1,068,329

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2017

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Santander Drive Auto Receivables Trust 2015-5 B — 1.96% 5/15/2020	$36,741,982	$36,722,961
Santander Drive Auto Receivables Trust 2015-1 B — 1.97% 11/15/2019	2,190,695	2,191,032
Santander Drive Auto Receivables Trust 2015-3 B — 2.07% 4/15/2020	14,404,580	14,418,195
Santander Drive Auto Receivables Trust 2017-3 B — 2.19% 3/15/2022	30,359,000	30,260,585
Santander Drive Auto Receivables Trust 2014-2 C — 2.33% 11/15/2019	3,944,327	3,952,368
Santander Drive Auto Receivables Trust 2015-1 C — 2.57% 4/15/2021	9,270,000	9,308,948
Santander Drive Auto Receivables Trust 2017-1 C — 2.58% 5/16/2022	7,621,000	7,608,454
Santander Drive Auto Receivables Trust 2014-4 C — 2.60% 11/16/2020	11,427,463	11,468,747
Santander Drive Auto Receivables Trust 2016-2 C — 2.66% 11/15/2021	4,882,000	4,920,392
Santander Drive Auto Receivables Trust 2013-5 D — 2.73% 10/15/2019	16,422,000	16,518,957
Santander Drive Auto Receivables Trust 2014-2 D — 2.76% 2/18/2020	8,332,000	8,389,169
Santander Drive Auto Receivables Trust 2017-2 C — 2.79% 8/15/2022	12,325,000	12,359,320
Santander Drive Auto Receivables Trust 2013-4 C — 3.25% 1/15/2020	97,968	98,036
Westlake Automobile Receivables Trust 2015-3A B — 2.21% 5/17/2021**	13,009,089	13,010,680
Westlake Automobile Receivables Trust 2015-1A C — 2.29% 11/16/2020**	207,617	207,747
Westlake Automobile Receivables Trust 2015-2A C — 2.45% 1/15/2021**	441,689	441,931
Westlake Automobile Receivables Trust 2016-3A C — 2.46% 1/18/2022**	19,575,000	19,492,938
Westlake Automobile Receivables Trust 2017-1A C — 2.70% 10/17/2022**	11,439,000	11,482,349
Westlake Automobile Receivables Trust 2015-3A C — 3.05% 5/17/2021**	550,000	551,086
World Omni Automobile Lease Securitization Trust 2015-A A4 — 1.73% 12/15/2020	15,000,000	15,008,797
World Omni Automobile Lease Securitization Trust 2015-A B — 1.94% 12/15/2020	12,350,000	12,349,433
World Omni Automobile Lease Securitization Trust 2017-A A4 — 2.32% 8/15/2022	5,473,000	5,479,116
World Omni Automobile Lease Securitization Trust 2017-A B — 2.48% 8/15/2022	10,102,000	10,114,099
		$912,104,524
COLLATERALIZED LOAN OBLIGATION — 14.0%
Adams Mill CLO Ltd. 2014-1A B2R — 3.35% 7/15/2026**	$8,136,000	$8,087,688
Black Diamond CLO Ltd. 2014-1A A1R, 3M USD LIBOR + 1.150% — 2.454% 10/17/2026**,@	33,585,000	33,672,758
BlueMountain CLO Ltd. 2013-4A — 3.36% 4/15/2025**	8,598,000	8,614,353
Cerberus Loan Funding XVIII LP 2017-1A A, 3M USD LIBOR + 1.750% — 3.054% 4/15/2027**,@	42,107,000	42,156,686
Cerberus Onshore II CLO-2 LLC 2014-1A A, 3M USD LIBOR + 1.900% — 3.204% 10/15/2023**,@	941,905	942,029
Cerberus Onshore II CLO-2 LLC 2014-1A B, 3M USD LIBOR + 2.700% — 4.004% 10/15/2023**,@	6,612,000	6,612,840
CIFC Funding 2013-III Ltd. 2013-3A A2BR — 3.40% 10/24/2025**	6,498,000	6,509,924
CIFC Funding 2013-IV Ltd. 2013-4A A2R — 2.72% 11/27/2024**	14,822,000	14,843,848
Elm Trust 2016-1A A2 — 4.163% 6/20/2025**	13,183,000	13,463,139
Flagship VII Ltd. 2013-7A A2R — 2.70% 1/20/2026**	17,551,000	17,574,466
Fortress Credit Opportunities III CLO LP 2014-3A A1TR, 3M USD LIBOR + 1.650% — 2.953% 4/28/2026**,@	48,830,000	48,942,309
Fortress Credit Opportunities III CLO LP 2014-3A DR, 3M USD LIBOR + 4.100% — 5.403% 4/28/2026**,@	8,143,000	8,189,106
Fortress Credit Opportunities V CLO Ltd. 2014-5A A1FR — 3.40% 10/15/2026**	25,265,000	25,282,054
Fortress Credit Opportunities V CLO Ltd. 2014-5A A2R — 3.75% 10/15/2026**	6,584,000	6,566,822

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2017

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Fortress Credit Opportunities VII CLO, Ltd. 2016-7I E, 3M USD LIBOR + 7.490% — 8.81% 12/15/2028@	$20,895,000	$21,012,430
Halcyon Loan Advisors Funding, 3M USD LIBOR + 1.100% — 2.413% 10/22/2025**,@	18,450,000	18,459,631
ICG US CLO Ltd. 2014-3A A1BR — 2.97% 1/25/2027**	34,490,000	34,526,801
Jamestown CLO III Ltd. 2013-3A A1BR — 2.753% 1/15/2026**	16,675,000	16,694,110
MidOcean Credit CLO I 2012-1A A2R, 3M USD LIBOR + 2.500% — 3.804% 1/15/2024**,@	18,780,000	18,882,426
Nelder Grove CLO Ltd. 2014-1A AFR — 3.00% 8/28/2026**	7,465,000	7,497,264
NewMark Capital Funding CLO, Ltd. 2014-2A AFR — 3.077% 6/30/2026**	5,750,000	5,775,495
NewMark Capital Funding CLO, Ltd. 2014-2A BFR — 3.669% 6/30/2026**	10,199,000	10,247,557
Northwoods Capital X Ltd. 2013-10A A2R — 2.649% 11/4/2025**	29,490,000	29,451,103
Northwoods Capital X Ltd. 2013-10A B2R — 3.442% 11/4/2025**	4,000,000	4,007,020
Oaktree CLO Ltd. 2014-2A A1BR — 2.953% 10/20/2026**	10,752,000	10,797,051
Ocean Trails CLO V 2014-5A C2R — 4.70% 10/13/2026**	6,814,000	6,888,259
OHA Loan Funding LLC 2014-1A A2R — 2.95% 10/20/2026**	20,832,000	20,843,208
Peaks CLO 1, Ltd. 2014-1A C, 3M USD LIBOR + 3.500% — 4.804% 6/15/2026**,@	12,077,000	12,079,029
Peaks CLO, 1 Ltd. 2014-1A A, 3M USD LIBOR + 1.750% — 3.054% 6/15/2026**,@	31,573,000	31,610,824
Saranac CLO II Ltd. 2014-2A A2, 3M USD LIBOR + 1.750% — 3.066% 2/20/2025**,@	11,720,000	11,741,166
Saranac CLO II Ltd. 2014-2A B, 3M USD LIBOR + 2.050% — 3.366% 2/20/2025**,@	3,750,000	3,764,089
Senior Credit Fund SPV LLC 2016-1A — 3.033% 12/19/2025††	34,234,000	34,278,504
Silvermore CLO Ltd., 3M USD LIBOR + 1.170% — 2.485% 5/15/2026**,@	24,974,259	24,973,984
Symphony CLO XII Ltd. 2013-12A B2R — 3.50% 10/15/2025**	15,800,000	15,824,664
Telos CLO 2013-3A AR, 3M USD LIBOR + 1.300% — 2.571% 7/17/2026**,@	17,353,000	17,352,531
Telos CLO 2013-3A BR, 3M USD LIBOR + 2.000% — 3.271% 7/17/2026**,@	20,644,000	20,643,381
Telos CLO, Ltd. 2014-5A A, 3M USD LIBOR + 1.550% — 2.854% 4/17/2025**,@	31,420,000	31,564,343
Washington Mill CLO Ltd. 2014-1A A2R — 2.90% 4/20/2026**	8,859,000	8,882,166
Washington Mill CLO Ltd. 2014-1A B2R — 3.60% 4/20/2026**	11,052,000	11,090,185
West CLO Ltd. 2013-1A A1BR — 2.745% 11/7/2025**	27,181,000	27,199,945
West CLO Ltd. 2013-1A A2BR — 3.393% 11/7/2025**	12,780,000	12,800,601
Zais CLO 2 Ltd. 2014-2A A1BR — 2.92% 7/25/2026**	6,979,000	7,006,016
		$717,351,805
CREDIT CARD — 3.6%
Cabela's Credit Card Master Note Trust 2016-1 A1 — 1.78% 6/15/2022	$51,561,000	$51,433,727
Capital One Multi-Asset Execution Trust 2016-A6 A6 — 1.82% 9/15/2022	38,371,000	38,354,888
Capital One Multi-Asset Execution Trust 2017-A1 A1 — 2.00% 1/17/2023	48,839,000	48,980,462
Discover Card Execution Note Trust 2014-A4 A4 — 2.12% 12/15/2021	42,672,000	42,906,568
Synchrony Credit Card Master Note Trust 2016-3 B — 1.91% 9/15/2022	3,847,000	3,820,061
		$185,495,706

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2017

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
EQUIPMENT — 8.8%
ARI Fleet Lease Trust 2015-A A2 — 1.11% 11/15/2018**	$3,446,057	$3,443,629
ARI Fleet Lease Trust 2016-A A2 — 1.82% 7/15/2024**	12,780,337	12,786,422
Ascentium Equipment Receivables LLC 2015-2A B — 2.62% 12/10/2019**	4,102,000	4,106,839
Ascentium Equipment Receivables Trust 2016-1A A2 — 1.75% 11/13/2018**	326,633	326,631
Avis Budget Rental Car Funding AESOP LLC 2014-2A A — 2.50% 2/20/2021**	6,084,000	6,096,274
Avis Budget Rental Car Funding AESOP LLC 2015-1A A — 2.50% 7/20/2021**	48,498,000	48,368,292
Avis Budget Rental Car Funding AESOP LLC 2015-2A A — 2.63% 12/20/2021**	22,566,000	22,551,161
CCG Receivables Trust 2015-1 A2 — 1.46% 11/14/2018**	4,038,980	4,035,448
Chesapeake Funding II LLC 2016-2A A1 — 1.88% 6/15/2028**	25,004,414	25,009,175
Chesapeake Funding II LLC 2016-1A A1 — 2.11% 3/15/2028**	25,469,876	25,527,415
Coinstar Funding LLC Series 2017-1A A2 — 5.216% 4/25/2047**	8,403,938	8,713,616
Enterprise Fleet Financing LLC 2014-2 A2 — 1.05% 3/20/2020**	674,410	674,215
Enterprise Fleet Financing LLC 2015-2 A2 — 1.59% 2/22/2021**	20,357,302	20,342,317
Enterprise Fleet Financing LLC 2016-2 A2 — 1.74% 2/22/2022**	15,342,898	15,325,045
Enterprise Fleet Financing LLC 2017-2 A2 — 1.97% 1/20/2023**	14,450,000	14,441,024
Enterprise Fleet Financing LLC 2017-1 A3 — 2.60% 7/20/2022**	9,453,000	9,549,099
GreatAmerica Leasing Receivables Funding LLC Series 2017-1 A4 — 2.36% 1/20/2023**	6,562,000	6,548,020
GreatAmerica Leasing Receivables Funding LLC Series 2017-1 C — 2.89% 1/22/2024**	2,609,000	2,604,205
Hertz Fleet Lease Funding LP 2016-1 A2 — 1.96% 4/10/2030**	18,366,911	18,334,178
Hertz Fleet Lease Funding LP 2017-1 A2 — 2.13% 4/10/2031**	20,226,000	20,212,192
Leaf Receivables Funding 12 LLC 2017-1 A3 — 2.07% 8/15/2020**,††	7,553,000	7,542,380
Leaf Receivables Funding 12 LLC 2017-1 A4 — 2.43% 7/15/2021**,††	5,552,000	5,542,029
NextGear Floorplan Master Owner Trust 2015-2A A — 2.38% 10/15/2020**	10,000,000	10,040,765
NextGear Floorplan Master Owner Trust 2017-1A A2 — 2.54% 4/18/2022**	22,933,000	22,881,155
Prop Series 2017-1A — 5.30% 3/15/2042††	38,879,747	39,307,424
Verizon Owner Trust 2016-2A A — 1.68% 5/20/2021**	8,830,000	8,795,884
Verizon Owner Trust 2017-2A A — 1.92% 12/20/2021**	26,369,000	26,341,953
Verizon Owner Trust 2017-2A B — 2.22% 12/20/2021**	24,047,000	23,921,234
Verizon Owner Trust 2017-1A B — 2.45% 9/20/2021**	33,682,000	33,832,521
Volvo Financial Equipment LLC Series 2017-1A A4 — 2.21% 11/15/2021**	5,916,000	5,907,189
		$453,107,731
OTHER — 8.8%
InSite Issuer LLC — 8.595% 8/15/2020**,††	$12,001,000	$12,827,789
MMAF Equipment Finance LLC 2013-AA A4 — 1.68% 5/11/2020**	6,502,141	6,504,925
New Residential Advance Receivables Trust 2015-ON1 2016-T4 AT4 — 3.107% 12/15/2050**,††	50,294,000	50,485,620
New Residential Advance Receivables Trust Advance Receivables Backed 2016-T1 AT1 — 2.751% 6/15/2049**	16,005,500	15,909,467
New Residential Advance Receivables Trust Advance Receivables Backed Notes 2016-T2 AT2 — 2.575% 10/15/2049**	50,834,000	50,450,834
New Residential Advance Receivables Trust Advance Receivables Backed Notes 2017-T1 AT1 — 3.214% 2/15/2051**,††	46,789,000	47,042,128
Ocwen Master Advance Receivables Trust 2017-T1 AT1 — 2.499% 9/15/2048**,††	4,566,000	4,566,000

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2017

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Ocwen Master Advance Receivables Trust 2016-T1 AT1 — 2.521% 8/17/2048**	$51,028,000	$50,948,269
Oportun Funding III LLC 2016-B A — 3.69% 7/8/2021**	10,122,000	10,129,810
Oportun Funding IV LLC 2016-C A — 3.28% 11/8/2021**	9,739,000	9,674,025
Panhandle-Plains Student Finance Corporation 2001-1 A2 — 2.735% 12/1/2031††,@	5,500,000	5,465,625
PFS Financing Corp. 2016-BA A — 1.87% 10/15/2021**	3,481,000	3,454,250
PFS Financing Corp. 2017-BA A2 — 2.22% 7/15/2022**	22,038,000	22,032,252
PFS Financing Corp. 2017-BA B — 2.57% 7/15/2022**	7,305,000	7,303,817
PFS Financing Corporation 2014-BA A, 1M LIBOR + 0.600% — 1.834% 10/15/2019**,@	33,006,000	33,048,264
PFS Financing Corporation 2015-AA A, 1M LIBOR + 0.620% — 1.854% 4/15/2020**,@	29,100,000	29,132,138
PFS Financing Corporation 2015-AA B, 1M LIBOR + 0.900% — 2.127% 4/15/2020**,@	500,000	497,960
PFS Financing Corporation 2016-A A, 1M LIBOR + 1.200% — 2.434% 2/18/2020**,@	57,776,000	57,989,165
Unison Ground Lease Funding LLC 2013-1 B — 5.78% 3/15/2020**,††	10,932,000	10,853,598
Unison Ground Lease Funding LLC 2013-2 B — 6.268% 3/15/2020**	3,768,000	3,521,305
WCP ISSUER LLC 2013-1 B — 6.657% 8/15/2020**,††	15,000,000	15,526,222
Wheels SPV 2 LLC 2015-1A A2 — 1.27% 4/22/2024**	3,684,038	3,680,818
		$451,044,281
TOTAL ASSET-BACKED SECURITIES (Cost $2,715,134,608)		$2,719,104,047
CORPORATE BONDS & NOTES — 2.9%
BASIC MATERIALS — 1.0%
PT Boart Longyear Management Pty Ltd. PIK, 10.00% Cash or 12.00% PIK — 10.00% 12/31/2022	$57,655,626	$50,052,290
CONSUMER, CYCLICAL — 0.4%
Northwest Airlines 1999-2 Class C Pass Through Trust — 8.304% 9/1/2010††	$17,800,245	$6,630,591
Northwest Airlines 2000-1 Class G Pass Through Trust — 7.15% 10/1/2019	8,533,852	8,960,545
US Airways 1998-1B Pass Through Trust — 7.35% 1/30/2018	3,780,561	3,740,487
US Airways 1998-1C Pass Through Trust — 6.82% 1/30/2019††	2,362,334	7,890
US Airways 1999-1C Pass Through Trust — 7.96% 1/20/2018††	4,341,206	1,534,616
Continental Airlines 2000-1 Class B Pass Through Trust — 8.388% 11/1/2020	2,510	2,825
		$20,876,954
CONSUMER, NON-CYCLICAL — 0.1%
StoneMor Partners LP / Cornerstone Family Services of West Virginia Subsidiary — 7.875% 6/1/2021	$6,282,000	$6,030,720
ENERGY — 0.2%
PHI, Inc. — 5.25% 3/15/2019	$11,499,000	$11,182,778

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2017

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
FINANCIAL — 0.4%
N671US Trust — 7.50% 9/15/2020**,††	$8,045,244	$8,065,357
Berkshire Hathaway Finance Corporation, 3M USD LIBOR + 0.260% — 1.575% 8/15/2019@	12,753,000	12,796,644
		$20,862,001
INDUSTRIAL — 0.3%
Air 2 US — 8.027% 10/1/2019**	$2,669,437	$2,751,189
Air 2 US — 10.127% 10/1/2020**,††	39,258,228	9,814,557
		$12,565,746
TECHNOLOGY — 0.5%
Apple, Inc. — 1.90% 2/7/2020	$25,563,000	$25,647,969
TOTAL CORPORATE BONDS & NOTES (Cost $165,591,591)		$147,218,458
CORPORATE BANK DEBT — 4.4%
ACCTL2, 3M LIBOR + 4.75% — 6.06% 7/28/2023††,**,@	$19,235,053	$19,235,053
ACCTL2, Prime + 3.75% — 8.00% 7/28/2023††,**,@	48,532	48,532
Authentic Brands TL 2L, 3M LIBOR + 7.75% — 9.075% 9/26/2025**,@	5,049,000	5,086,868
Boart Longyear Management Pty Ltd TL — 10.00% Cash or 11.00% PIK 10/23/2020**,@	4,022,120	3,861,838
Intelsat Jackson Holding SA, 3M LIBOR + 2.75% — 4.07% 6/30/2019**,@	25,972,703	25,883,357
Internap Corp. TL 1L, 3M LIBOR + 7.00% — 8.24% 4/3/2022**,@	11,500,000	11,586,250
Logix Holding Co. LLC TL 1L — 2.87% 7/17/2024**,@	11,707,000	11,756,286
MB1LTL, 1M LIBOR + 5.00% — 6.24% 11/30/2022††,**,@	26,388,519	26,482,462
MB1LDDTL, 1M LIBOR + 2.26% — 2.33% 12/2/2022††,**	2,307,601	8,215
MB2LTL, 1M LIBOR + 9.25% — 10.49% 11/30/2023††,**,@	6,816,000	6,813,069
OTGDDTL, 1.00% — 1.00% 8/26/2021††,**	780,000	21,450
OTGTL, 2M LIBOR + 8.50% — 9.77% 8/26/2021††,**,@	1,033,500	1,041,251
OTGTL 3M LIBOR + 8.50% — 9.77% 8/26/2021††,**,@	20,106,500	20,257,299
SDTL, 3M LIBOR + 6.00% — 7.33% 12/22/2021††,**,@	13,855,250	13,872,569
Sears Roebuck Acceptance Corp. TL, 3M LIBOR + 4.50% — 5.74% 6/30/2018**,@	19,928,573	19,679,466
Xplornet Communications Inc. TL-B 1L, 3M LIBOR + 4.75% — 7.56% 9/9/2021**,@	39,396,447	39,667,495
ZW1L, 3M LIBOR + 5.00% — 6.32% 11/17/2022††,**,@	13,527,775	13,544,685
ZW2L, 3M LIBOR + 9.00% — 10.314% 11/17/2023††,**,@	4,870,000	4,863,913
TOTAL CORPORATE BANK DEBT (Cost $221,182,353)		$223,710,058
MUNICIPALS — 0.1%
Wayne County GO, (TXBL-NTS), — 4.25% 12/1/2018 (Cost $4,387,000)	$4,387,000	$4,419,376
U.S. TREASURIES — 14.9%
U.S. Treasury Notes — 0.75% 10/31/2017	$35,000,000	$34,987,694
U.S. Treasury Notes — 1.875% 10/31/2017	10,000,000	10,004,297
U.S. Treasury Notes — 0.875% 11/15/2017	10,000,000	9,997,852

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2017

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
U.S. Treasury Notes — 4.25% 11/15/2017	$29,450,000	$29,559,286
U.S. Treasury Notes — 0.875% 11/30/2017	60,000,000	59,977,734
U.S. Treasury Notes — 1.00% 12/15/2017	100,843,000	100,837,091
U.S. Treasury Notes — 2.625% 1/31/2018	90,000,000	90,427,149
U.S. Treasury Notes — 0.75% 2/28/2018	90,000,000	89,841,798
U.S. Treasury Notes — 0.75% 3/31/2018	90,000,000	89,783,793
U.S. Treasury Notes — 1.375% 1/15/2020	99,363,000	99,004,965
U.S. Treasury Notes — 1.375% 8/31/2020	114,135,000	113,315,146
U.S. Treasury Notes — 1.375% 10/31/2020	34,456,000	34,159,461
TOTAL U.S. TREASURIES (Cost $763,979,466)		$761,896,266
TOTAL BONDS & DEBENTURES — 99.5% (Cost $5,165,044,389)		$5,101,832,913
TOTAL INVESTMENT SECURITIES — 99.6% (Cost $5,165,674,736)		$5,106,959,121
SHORT-TERM INVESTMENTS — 0.9%
State Street Bank Repurchase Agreement — 0.12% 10/2/2017
(Dated 09/29/2017, repurchase price of $46,301,463, collateralized by $46,515,000 principal amount U.S. Treasury Notes — 2.25% 2024, fair value $47,227,331)	$46,301,000	$46,301,000
TOTAL SHORT-TERM INVESTMENTS (Cost $46,301,000)		$46,301,000
TOTAL INVESTMENTS — 100.5% (Cost $5,211,975,736)		$5,153,260,121
Other Assets and Liabilities, net — (0.5)%		(27,827,501)
NET ASSETS — 100.0%		$5,125,432,620

*  Non-income producing security.

@  Variable/Floating Rate Security — The rate shown is based on the latest available information as of September 30, 2017. For Senior Loan Notes, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

**  Restricted securities. These restricted securities constituted 51.74% of total net assets at September 30, 2017, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Directors.

††  These securities have been valued in good faith under policies adopted by authority of the Board of Director in accordance with the Fund's fair value procedures. These securities constituted 8.33% of total net assets at September 30, 2017.

@@@  Zero coupon bond. Coupon amount represents effective yield to maturity.

@@  Step Coupon — Coupon rate increases in increments to maturity. Rate disclosed is as of September 30, 2017.

See accompanying Notes to Financial Statements.

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS —
RESTRICTED SECURITIES

September 30, 2017

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
A10 Term Asset Financing LLC 2017-1A A1FX 2.34% 3/15/2036	8/8/2017	$17,636,777	$17,649,124	0.34%
A10 Term Asset Financing LLC 2016-1 A1 2.42% 3/15/2035	5/19/2016	5,607,071	5,589,408	0.11%
ACCTL2, 3M LIBOR +4.75% — 6.06% 7/28/2013	9/19/2016	19,071,790	19,235,053	0.38%
ACCTL2, Prime +3.75% — 8.00% 7/28/2013	9/19/2016	48,120	48,532	0.00%
ARI Fleet Lease Trust 2016-A A2 1.82% 7/15/2024	2/17/2016	12,779,542	12,786,422	0.25%
ARI Fleet Lease Trust 2015-A A2 1.11% 11/15/2018	4/15/2015, 7/20/2015, 3/11/2016, 3/18/2016	3,444,027	3,443,629	0.07%
Adams Mill CLO Ltd. 2014-1A B2R 3.35% 7/15/2026	6/23/2017	8,136,000	8,087,688	0.16%
Air 2 US 10.127% 10/1/2020	7/24/2014, 8/22/2014, 2/12/2015	9,396,339	9,814,557	0.19%
Air 2 US 8.027% 10/1/2019	7/1/2014, 10/27/2014	2,795,914	2,751,189	0.05%
Ascentium Equipment Receivables LLC 2015-2A B 2.62% 12/10/2019	2/18/2016	4,093,020	4,106,839	0.08%
Ascentium Equipment Receivables Trust 2016-1A A2 1.75% 11/13/2018	4/18/2016	326,629	326,631	0.01%
Authentic Brands TL 2L, 1M LIBOR + 7.75% — 9.075% 9/26/2025	9/26/2017	5,011,133	5,086,868	0.10%
Aventura Mall Trust M 2013-AVM A 3.867% 12/5/2032	9/20/2017, 9/21/2017, 9/21/2017, 9/27/2017, 9/28/2017	26,214,366	26,124,587	0.51%
Avis Budget Rental Car Funding AESOP LLC 2015-1A A 2.50% 7/20/2021	2/22/2017, 3/13/2017	48,363,698	48,368,292	0.94%
Avis Budget Rental Car Funding AESOP LLC 2015-2A A 2.63% 12/20/2021	1/31/2017, 3/8/2017, 3/13/2017	22,499,648	22,551,161	0.44%

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS —
RESTRICTED SECURITIES

(Continued)
September 30, 2017

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
Avis Budget Rental Car Funding AESOP LLC 2014-2A A 2.50% 2/20/2021	1/31/2017	$6,094,025	$6,096,274	0.12%
BCAP LLC Trust 2010-RR8 2A6 2.754% 11/26/2036	12/8/2015	967,155	969,581	0.02%
Black Diamond CLO Ltd. 2014-1A A1R 2.454% 10/17/2026	7/12/2017	33,585,000	33,672,758	0.66%
BlueMountain CLO Ltd. 2013-4A 3.36% 4/15/2025	3/31/2017	8,598,000	8,614,353	0.17%
Boart Longyear Management Pty Ltd TL 10.00% Cash or 11.00% PIK 10/23/2020	9/1/2017	3,866,068	3,861,838	0.08%
CCG Receivables Trust 2015-1 A2 1.46% 11/14/2018	9/9/2015	4,038,845	4,035,448	0.08%
CIFC Funding 2013-III Ltd. 2013-3A A2BR 3.40% 10/24/2025	3/10/2017	6,498,000	6,509,924	0.13%
CIFC Funding 2013-IV Ltd. 2013-4A A2R 2.72% 11/27/2024	2/15/2017	14,822,000	14,843,848	0.29%
COMM Mortgage Trust 2014-FL5 B 3.384% 10/15/2031	11/29/2016	12,669,454	12,698,431	0.25%
COMM Mortgage Trust 2014-FL5 C 3.384% 10/15/2031	9/15/2016	7,952,873	8,063,460	0.16%
Cerberus Loan Funding XVIII LP 2017-1A A 3.054% 4/15/2027	3/30/2017	42,107,000	42,156,686	0.82%
Cerberus Onshore II CLO-2 LLC 2014-1A B 4.004% 10/15/2023	11/20/2014	6,571,423	6,612,840	0.13%
Cerberus Onshore II CLO-2 LLC 2014-1A A 3.204% 10/15/2023	11/20/2014, 2/12/2015	941,909	942,029	0.02%
Chesapeake Funding II LLC 2016-1A A1 2.11% 3/15/2028	3/24/2016	25,466,585	25,527,415	0.50%
Chesapeake Funding II LLC 2016-2A A1 1.88% 6/15/2028	6/14/2016	25,003,232	25,009,175	0.49%

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS —
RESTRICTED SECURITIES

(Continued)
September 30, 2017

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
Citigroup Mortgage Loan Trust, Inc. 2014-A A 4.00% 1/25/2035	2/24/2014, 7/28/2015	$10,964,452	$10,972,160	0.21%
Coinstar Funding LLC Series 2017-1A A2 5.216% 4/25/2047	5/4/2017, 7/25/2017	8,403,938	8,713,616	0.17%
Credit Acceptance Auto Loan Trust 2017-2A A 2.55% 2/17/2026	6/20/2017, 7/10/2017	50,779,328	50,733,960	0.99%
Credit Acceptance Auto Loan Trust 2015-2A B 3.04% 8/15/2023	6/20/2016	27,412,315	27,608,009	0.54%
Credit Acceptance Auto Loan Trust 2016-2A B 3.18% 5/15/2024	5/4/2016	22,932,028	23,087,997	0.45%
Credit Acceptance Auto Loan Trust 2016-3A B 2.94% 10/15/2024	10/19/2016	20,649,786	20,669,851	0.40%
Credit Acceptance Auto Loan Trust 2016-3A C 3.60% 4/15/2025	10/19/2016	12,658,865	12,758,369	0.25%
Credit Acceptance Auto Loan Trust 2016-2A A 2.42% 11/15/2023	5/4/2016, 6/22/2016	9,964,599	9,995,301	0.19%
Credit Acceptance Auto Loan Trust 2014-2A B 2.67% 9/15/2022	9/18/2014, 7/30/2015	7,211,683	7,205,879	0.14%
Credit Acceptance Auto Loan Trust 2015-1A B 2.61% 1/17/2023	7/31/2015	3,161,081	3,164,376	0.06%
Credit Acceptance Auto Loan Trust 2015-2A C 3.76% 2/15/2024	8/12/2015	550,000	556,121	0.01%
Credit Acceptance Auto Loan Trust 2015-1A A 2.00% 7/15/2022	6/20/2016	489,468	488,616	0.01%
Credit Suisse Commercial Mortgage Trust Series 2016-MFF E 7.234% 11/15/2033	11/04/2016, 12/20/2016	30,398,000	30,550,127	0.60%
Credit Suisse Mortgage Trust Series 2010-9R 1A4 3.75% 8/27/2037	2/10/2016	25,780	25,376	0.00%

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS —
RESTRICTED SECURITIES

(Continued)
September 30, 2017

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
DT Auto Owner Trust 2017-1A C 2.70% 11/15/2022	2/6/2017	$18,720,448	$18,711,245	0.37%
DT Auto Owner Trust 2016-4A B 2.02% 8/17/2020	9/28/2016	13,676,403	13,655,533	0.27%
DT Auto Owner Trust 2015-3A B 2.46% 11/15/2019	10/07/2015	5,379,342	5,381,123	0.10%
DT Auto Owner Trust 2016-2A B 2.92% 5/15/2020	4/6/2016	4,606,718	4,613,593	0.09%
Elm Trust 2016-1A A2 4.163% 6/20/2025	12/08/2016, 1/3/2017	13,182,776	13,463,139	0.26%
Enterprise Fleet Financing LLC 2015-2 A2 1.59% 2/22/2021	7/22/2015	20,356,262	20,342,317	0.40%
Enterprise Fleet Financing LLC 2016-2 A2 1.74% 2/22/2022	7/12/2016	15,342,088	15,325,045	0.30%
Enterprise Fleet Financing LLC 2017-2 A2 1.97% 1/20/2023	6/20/2017	14,449,283	14,441,024	0.28%
Enterprise Fleet Financing LLC 2017-1 A3 2.60% 7/20/2022	1/24/2017	9,450,913	9,549,099	0.19%
Enterprise Fleet Financing LLC 2014-2 A2 1.05% 3/20/2020	8/26/2014, 3/25/2015, 4/28/2015, 5/28/2015, 2/17/2016	674,261	674,215	0.01%
Exeter Automobile Receivables Trust 2016-3A A 1.84% 11/16/2020	10/3/2016	12,314,896	12,280,297	0.24%
Exeter Automobile Receivables Trust 2017-1A B 3.00% 12/15/2021	1/30/2017, 1/30/2017, 1/30/2017	8,761,283	8,772,879	0.17%
First Investors Auto Owner Trust 2016-1A A2 2.26% 4/15/2021	2/10/2016	16,653,000	16,679,876	0.33%
First Investors Auto Owner Trust 2015-2A A2 2.28% 9/15/2021	6/10/2016	16,577,367	16,584,438	0.32%

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS —
RESTRICTED SECURITIES

(Continued)
September 30, 2017

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
First Investors Auto Owner Trust 2017-1A C 2.95% 4/17/2023	2/14/2017	$8,147,908	$8,152,934	0.16%
First Investors Auto Owner Trust 2016-2A A2 1.87% 11/15/2021	9/12/2016	5,513,709	5,502,207	0.11%
First Investors Auto Owner Trust 2015-2A B 2.75% 9/15/2021	8/18/2015	4,442,706	4,445,655	0.09%
First Investors Auto Owner Trust 2017-1A B 2.67% 4/17/2023	2/14/2017, 2/21/2017	4,126,159	4,124,598	0.08%
Flagship VII Ltd. 2013-7A A2R 2.70% 1/20/2026	3/22/2017	17,551,000	17,574,466	0.34%
Fortress Credit Opportunities III CLO LP 2014-3A A1TR 2.953% 4/28/2026	3/22/2017	48,830,000	48,942,309	0.95%
Fortress Credit Opportunities III CLO LP 2014-3A DR 5.403% 4/28/2026	8/3/2017	8,176,747	8,189,106	0.16%
Fortress Credit Opportunities V CLO Ltd. 2014-5A A1FR 3.40% 10/15/2026	3/28/2017	25,265,000	25,282,054	0.49%
Fortress Credit Opportunities V CLO Ltd. 2014-5A A2R 3.75% 10/15/2026	3/28/2017	6,584,000	6,566,822	0.13%
GreatAmerica Leasing Receivables Funding LLC Series 2017-1 A4 2.36% 1/20/2023	2/7/2017	6,561,738	6,548,020	0.13%
GreatAmerica Leasing Receivables Funding LLC Series 2017-1 C 2.89% 1/22/2024	2/7/2017	2,608,866	2,604,205	0.05%
Halcyon Loan Advisors Funding 2.413% 10/22/2025	6/30/2017	18,450,000	18,459,631	0.36%
Hertz Fleet Lease Funding LP 2017-1 A2 2.13% 4/10/2031	4/18/2017	20,223,594	20,212,192	0.39%
Hertz Fleet Lease Funding LP 2016-1 A2 1.96% 4/10/2030	4/13/2016	18,366,608	18,334,178	0.36%
Hyundai Auto Lease Securitization Trust 2016-C B 1.86% 5/17/2021	1/10/2017	13,192,554	13,170,100	0.26%

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS —
RESTRICTED SECURITIES

(Continued)
September 30, 2017

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
ICG US CLO Ltd. 2014-3A A1BR 2.97% 1/25/2027	4/27/2017	$34,490,000	$34,526,801	0.67%
InSite Issuer LLC 8.595% 8/15/2020	8/19/2013, 2/12/2015, 10/20/2015	12,025,507	12,827,789	0.25%
Intelsat Jackson Holding SA 3M LIBOR + 2.75% — 4.07% 6/30/2019	4/3/2017	25,737,096	25,883,357	0.50%
Internap Corp. TL 1L, 1M LIBOR + 7.00% — 8.24% 4/3/2022	3/9/2017	11,339,860	11,586,250	0.23%
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C1 A3 5.058% 6/15/2043	9/15/2017	7,767,014	7,759,364	0.15%
Jamestown CLO III Ltd. 2013-3A A1BR 2.753% 1/15/2026	5/2/2017	16,675,000	16,694,110	0.33%
Latitude Management Real Estate Capital 2016-CRE2 A 2.936% 11/24/2031	10/21/2016	16,790,514	16,902,350	0.33%
Leaf Receivables Funding 12 LLC 2017-1 A3 2.07% 8/15/2020	5/17/2017	7,551,526	7,542,380	0.15%
Leaf Receivables Funding 12 LLC 2017-1 A4 2.43% 7/15/2021	5/17/2017	5,551,156	5,542,029	0.11%
Logix Holding Co. LLC TL 1L 2.87% 7/17/2024	8/11/2017	11,589,930	11,756,286	0.23%
MB1LTL, 1M LIBOR + 5.00% — 6.24% 11/30/2022	8/29/2017	26,136,120	26,482,462	0.52%
MB1LDDTL, 1M LIBOR + 2.26% — 2.33% 12/2/2022	12/2/2016	0	8,215	0.00%
MB2LTL, 1M LIBOR + 9.25% — 10.49% 11/30/2023	12/2/2016	6,722,421	6,813,069	0.13%
MMAF Equipment Finance LLC 2013-AA A4 1.68% 5/11/2020	6/15/2016	6,530,338	6,504,925	0.13%
MidOcean Credit CLO I 2012-1A A2R 3.804% 1/15/2024	1/18/2017	18,976,730	18,882,426	0.37%
N671US Trust 7.50% 9/15/2020	8/16/2012	8,045,244	8,065,357	0.16%

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS —
RESTRICTED SECURITIES

(Continued)
September 30, 2017

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
Nationstar HECM Loan Trust 2017-2A A1 2.038% 9/25/2027	9/26/2017	$12,528,000	$12,528,000	0.24%
Nationstar HECM Loan Trust 2017-2A M1 2.815% 9/25/2027	9/26/2017	12,184,000	12,184,000	0.24%
Nationstar HECM Loan Trust 2016-3A A 2.013% 8/25/2026	8/11/2016, 9/25/2016	1,896,758	1,921,138	0.04%
Nelder Grove CLO Ltd. 2014-1A AFR 3.00% 8/28/2026	2/8/2017	7,465,000	7,497,264	0.15%
New Residential Advance Receivables Trust 2015-ON1 2016-T4 AT4 3.107% 12/15/2050	11/22/2016	50,294,000	50,485,620	0.98%
New Residential Advance Receivables Trust Advance Receivables Backed 2016-T1 AT1 2.751% 6/15/2049	6/23/2016	16,002,892	15,909,467	0.31%
New Residential Advance Receivables Trust Advance Receivables Backed Notes 2016-T2 AT2 2.575% 10/15/2049	10/14/2016	50,834,000	50,450,834	0.98%
New Residential Advance Receivables Trust Advance Receivables Backed Notes 2017-T1 AT1 3.214% 2/15/2051	2/1/2017	46,789,000	47,042,128	0.92%
NewMark Capital Funding CLO, Ltd. 2014-2A BFR 3.669% 6/30/2026	3/2/2017	10,199,000	10,247,557	0.20%
NewMark Capital Funding CLO, Ltd. 2014-2A AFR 3.077% 6/30/2026	3/2/2017	5,750,000	5,775,495	0.11%
NextGear Floorplan Master Owner Trust 2017-1A A2 2.54% 4/18/2022	4/24/2017	22,931,513	22,881,155	0.45%
NextGear Floorplan Master Owner Trust 2015-2A A 2.38% 10/15/2020	2/1/2017	10,053,444	10,040,765	0.20%
Nomura Resecuritization Trust 2016-1R 3A1 5.00% 9/28/2036	5/5/2016	6,179,438	6,111,580	0.12%

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS —
RESTRICTED SECURITIES

(Continued)
September 30, 2017

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
Northwoods Capital X Ltd. 2013-10A A2R 2.649% 11/4/2025	3/29/2017	$29,490,000	$29,451,103	0.57%
Northwoods Capital X Ltd. 2013-10A B2R 3.442% 11/4/2025	3/29/2017	4,000,000	4,007,020	0.08%
OHA Loan Funding LLC 2014-1A A2R 2.95% 10/20/2026	3/9/2017	20,832,000	20,843,208	0.41%
Oaktree CLO Ltd. 2014-2A A1BR 2.953% 10/20/2026	2/17/2017	10,752,000	10,797,051	0.21%
Ocean Trails CLO V 2014-5A C2R 4.70% 10/13/2026	3/9/2017	6,814,000	6,888,259	0.13%
Ocwen Master Advance Receivables Trust 2016-T1 AT1 2.521% 8/17/2048	8/3/2016	51,028,000	50,948,269	0.99%
Ocwen Master Advance Receivables Trust 2017-T1 AT1 2.499% 9/15/2048	9/8/2017	4,566,000	4,566,000	0.09%
Oportun Funding III LLC 2016-B A 3.69% 7/8/2021	6/22/2016	10,121,184	10,129,810	0.20%
Oportun Funding IV LLC 2016-C A 3.28% 11/8/2021	10/14/2016	9,738,574	9,674,025	0.19%
Ores NPL LLC 2014-LV3 B 6.00% 3/27/2024	3/21/2014, 2/12/2015	21,468,559	21,525,566	0.42%
OTGDDTL 1.00% 8/26/2021	8/26/2016	0	21,450	0.00%
OTGTL, 1M LIBOR + 8.50% — 9.771% 8/26/2021	8/26/2016	20,812,685	21,298,550	0.42%
PFS Financing Corp. 2017-BA A2 2.22% 7/15/2022	8/1/2017	22,034,555	22,032,252	0.43%
PFS Financing Corp. 2017-BA B 2.57% 7/15/2022	8/1/2017	7,304,560	7,303,817	0.14%
PFS Financing Corp. 2016-BA A 1.87% 10/15/2021	8/15/2017	3,465,540	3,454,250	0.07%
PFS Financing Corporation 2016-A A 2.434% 2/18/2020	2/09/2016	57,780,017	57,989,165	1.13%
PFS Financing Corporation 2014-BA A 1.834% 10/15/2019	2/18/2015, 6/15/2015, 10/23/2015, 11/17/2015	32,918,114	33,048,264	0.64%
PFS Financing Corporation 2015-AA A 1.854% 4/15/2020	4/8/2015, 7/30/2015	29,097,528	29,132,138	0.57%

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS —
RESTRICTED SECURITIES

(Continued)
September 30, 2017

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
PFS Financing Corporation 2015-AA B 2.127% 4/15/2020	4/8/2015	$500,000	$497,960	0.01%
Peaks CLO 1, Ltd. 2014-1A C 4.804% 6/15/2026	12/07/2016	11,858,951	12,079,029	0.24%
Peaks CLO, 1 Ltd. 2014-1A A 3.054% 6/15/2026	6/28/2017	31,603,901	31,610,824	0.62%
Prestige Auto Receivables Trust 2017-1A C 2.81% 1/17/2023	8/16/2017, 9/28/2017	30,217,017	30,304,313	0.59%
Prestige Auto Receivables Trust 2016-2A B 2.19% 11/15/2022	10/21/2016	25,219,295	25,073,776	0.49%
Prestige Auto Receivables Trust 2016-2A C 2.88% 11/15/2022	10/21/2016	12,331,264	12,378,889	0.24%
Prestige Auto Receivables Trust 2017-1A B 2.39% 5/16/2022	8/16/2017	12,039,125	11,973,106	0.23%
Prestige Auto Receivables Trust 2015-1 B 2.04% 4/15/2021	3/18/2015	10,394,609	10,403,463	0.20%
Prestige Auto Receivables Trust 2016-1A A3 1.99% 6/15/2020	3/16/2016	7,917,000	7,926,674	0.15%
Prestige Auto Receivables Trust 2015-1 A3 1.53% 2/15/2021	3/18/2015, 5/29/2015	4,120,831	4,120,056	0.08%
Rialto Capital Management LLC 2014-LT5 B 5.00% 5/15/2024	11/20/2014	1,541,853	1,537,663	0.03%
Rialto Real Estate Fund LP 2015-LT7 B 5.071% 12/25/2032	6/15/2015	16,642,256	16,629,471	0.32%
RiverView HECM Trust 2007-1 A 1.817% 5/25/2047	1/9/2013, 2/12/2015	23,679,596	21,512,239	0.42%
SCG Trust 2013-SRP1 AJ 3.427% 11/15/2026	12/7/2016	14,083,427	14,099,106	0.28%
Saranac CLO II Ltd. 2014-2A A2 3.066% 2/20/2025	4/17/2017	11,740,831	11,741,166	0.23%
Saranac CLO II Ltd. 2014-2A B 3.366% 2/20/2025	3/8/2017	3,760,183	3,764,089	0.07%
SDTL, 1M LIBOR + 6.00% — 7.33% 12/22/2021	12/22/2016	13,615,635	13,872,569	0.27%
Sears Roebuck Acceptance Corp. TL, 3M LIBOR + 4.50% — 5.74% 6/30/2018	8/1/2017	19,741,461	19,679,466	0.38%
Silvermore Clo Ltd. 2.485% 5/15/2026	6/30/2017	24,974,259	24,973,984	0.49%
Stanwich Mortgage Loan Trust Series 2010-2 A 1.005% 2/28/2057	5/21/2010, 9/22/2011	486,431	463,995	0.01%
Stanwich Mortgage Loan Trust Series 2011-2 A 9/15/2050	6/10/2011, 9/22/2011	434,321	431,713	0.01%

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS —
RESTRICTED SECURITIES

(Continued)
September 30, 2017

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
Stanwich Mortgage Loan Trust Series 2011-1 A .192% 8/15/2050	5/10/2011, 9/22/2011	$407,650	$407,128	0.01%
Stanwich Mortgage Loan Trust Series 2010-3 A 7/31/2038	6/02/2010, 9/22/2011	269,502	272,701	0.01%
Stanwich Mortgage Loan Trust Series 2010-4 A 1.78% 8/31/2049	8/04/2010, 9/22/2011	221,724	239,248	0.00%
Stanwich Mortgage Loan Trust Series 2010-1 A 1.069% 9/30/2047	4/22/2010, 9/22/2011	121,082	116,699	0.00%
Stanwich Mortgage Loan Trust Series 2009-2 A .472% 2/15/2049	9/22/2011, 7/01/2013	25,705	25,742	0.00%
Sunset Mortgage Loan Co. LLC 2015-NPL1 A 4.459% 9/18/2045	10/2/2015	9,841,257	9,939,036	0.19%
Symphony CLO XII Ltd. 2013-12A B2R 3.50% 10/15/2025	4/3/2017	15,800,000	15,824,664	0.31%
Telos CLO, Ltd. 2014-5A A 2.854% 4/17/2025	11/1/2016	31,434,159	31,564,343	0.62%
Telos Clo 2013-3A BR 3.271% 7/17/2026	7/14/2017	20,644,000	20,643,381	0.40%
Telos Clo 2013-3A AR 2.571% 7/17/2026	7/13/2017	17,353,000	17,352,531	0.34%
Towd Point Mortgage Trust 2015-2 1A1 3.25% 11/25/2060	5/28/2015	35,597,065	35,741,984	0.70%
Towd Point Mortgage Trust 2015-4 A1 3.50% 4/25/2055	9/25/2015	32,512,601	32,561,359	0.64%
Towd Point Mortgage Trust 2015-2 2A1 3.75% 11/25/2057	6/10/2015	28,214,285	28,216,964	0.55%
Towd Point Mortgage Trust 2015-1 AES 3.00% 10/25/2053	11/4/2015, 12/9/2015	25,149,749	25,270,787	0.49%
Towd Point Mortgage Trust 2016-3 A1 2.25% 4/25/2056	7/22/2016	22,927,057	22,830,691	0.45%
Unison Ground Lease Funding LLC 2013-1 B 5.78% 3/15/2020	3/12/2013, 7/16/2013, 2/12/2015	10,828,513	10,853,598	0.21%
Unison Ground Lease Funding LLC 2013-2 B 6.268% 3/15/2020	3/12/2013, 2/12/2015	3,767,023	3,521,305	0.07%
VOLT XL LLC 2015-NP14 A1 4.375% 11/27/2045	12/8/2015	14,414,717	14,437,969	0.28%

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS —
RESTRICTED SECURITIES

(Continued)
September 30, 2017

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
VOLT XXV LLC 2015-NPL8 A1 3.50% 6/26/2045	6/17/2015	$22,213,199	$22,244,108	0.43%
VOLT XXXVIII LLC 2015-NP12 A1 3.875% 9/25/2045	9/11/2015	11,894,101	11,910,021	0.23%
Verizon Owner Trust 2017-1A B 2.45% 9/20/2021	3/7/2017	33,677,628	33,832,521	0.66%
Verizon Owner Trust 2017-2A A 1.92% 12/20/2021	6/13/2017	26,365,202	26,341,953	0.51%
Verizon Owner Trust 2017-2A B 2.22% 12/20/2021	6/13/2017	24,041,063	23,921,234	0.47%
Verizon Owner Trust 2016-2A A 1.68% 5/20/2021	3/8/2017	8,781,840	8,795,884	0.17%
Volvo Financial Equipment LLC Series 2017-1A A4 2.21% 11/15/2021	2/13/2017	5,915,870	5,907,189	0.12%
WCP ISSUER LLC 2013-1 B 6.657% 8/15/2020	8/1/2013, 2/12/2015	15,000,000	15,526,222	0.30%
Washington Mill CLO Ltd. 2014-1A B2R 3.60% 4/20/2026	2/24/2014	11,052,000	11,090,185	0.22%
Washington Mill CLO Ltd. 2014-1A A2R 2.90% 4/20/2026	2/24/2014	8,859,000	8,882,166	0.17%
West CLO Ltd. 2013-1A A1BR 2.745% 11/7/2025	4/28/2017	27,181,000	27,199,945	0.53%
West CLO Ltd. 2013-1A A2BR 3.393% 11/7/2025	4/28/2017	12,780,000	12,800,601	0.25%
Westlake Automobile Receivables Trust 2016-3A C 2.46% 1/18/2022	10/14/2016	19,573,830	19,492,938	0.38%
Westlake Automobile Receivables Trust 2015-3A B 2.21% 5/17/2021	10/9/2015	13,007,757	13,010,680	0.25%
Westlake Automobile Receivables Trust 2017-1A C 2.70% 10/17/2022	3/9/2017	11,438,413	11,482,349	0.22%

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS —
RESTRICTED SECURITIES

(Continued)
September 30, 2017

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
Westlake Automobile Receivables Trust 2015-3A C 3.05% 5/17/2021	10/9/2015	$549,942	$551,086	0.01%
Westlake Automobile Receivables Trust 2015-2A C 2.45% 1/15/2021	6/18/2015	441,675	441,931	0.01%
Westlake Automobile Receivables Trust 2015-1A C 2.29% 11/16/2020	3/4/2015	207,596	207,747	0.00%
Wheels SPV 2 LLC 2015-1A A2 1.27% 4/22/2024	6/2/2015, 6/10/2015	3,683,708	3,680,818	0.07%
Xplornet Communications Inc. TL-B 1L, 3M LIBOR + 4.75% — 7.56% 9/9/2021	9/6/2016	39,277,251	39,667,495	0.77%
ZW1L, 3M LIBOR + 5.00% — 6.32% 11/17/2022	11/17/2016	13,409,257	13,544,685	0.26%
ZW2L, 3M LIBOR + 9.00% — 10.314% 11/17/2023	11/17/2016	4,803,528	4,863,913	0.09%
Zais CLO 2 Ltd. 2014-2A A1BR 2.92% 7/25/2026	4/11/2017	6,979,000	7,006,016	0.14%
TOTAL RESTRICTED SECURITIES		$2,652,577,825	$2,651,953,836	51.74%

See accompanying Notes to Financial Statements.

FPA NEW INCOME, INC.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2017

ASSETS
Investment securities — at fair value (identified cost $5,165,674,736)	$5,106,959,121
Short-term investments — at amortized cost (maturities 60 days or less)	46,301,000
Cash	637
Receivable for:
Interest	18,589,580
Capital Stock sold	5,172,852
Investment securities sold	183,551
Prepaid expenses and other assets	4,818
Total assets	5,177,211,559
LIABILITIES
Payable for:
Investment securities purchased	44,241,895
Capital Stock repurchased	4,849,551
Advisory fees	1,772,009
Accrued expenses and other liabilities	915,484
Total liabilities	51,778,939
NET ASSETS	$5,125,432,620
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 600,000,000 shares; outstanding 509,926,050 shares	$5,099,261
Additional Paid-in Capital	5,520,885,643
Accumulated net realized loss on investments	(378,489,166)
Undistributed net investment income	36,652,498
Net unrealized depreciation	(58,715,616)
NET ASSETS	$5,125,432,620
NET ASSET VALUE
Offering and redemption price per share	$10.05

See accompanying Notes to Financial Statements.

FPA NEW INCOME, INC.

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2017

INVESTMENT INCOME
Interest	$151,932,199
EXPENSES
Advisory fees	24,990,217
Transfer agent fees and expenses	2,081,229
Reports to shareholders	673,945
Legal fees	344,592
Director fees and expenses	289,624
Administrative services fees	256,599
Professional fees	231,871
Filing fees	188,640
Custodian fees	166,341
Audit and tax services fees	74,672
Other	56,921
Total expenses	29,354,651
Reimbursement from Adviser	(4,863,437)
Net expenses	24,491,214
Net investment income	127,440,985
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(26,740,143)
Net change in unrealized appreciation (depreciation) of:
Investments	26,234,746
Net realized and unrealized loss	(505,397)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$126,935,588

See accompanying Notes to Financial Statements.

FPA NEW INCOME, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2017	Year Ended September 30, 2016
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$127,440,985	$101,385,439
Net realized loss	(26,740,143)	(62,080,983)
Net change in unrealized appreciation	26,234,746	40,170,259
Net increase in net assets resulting from operations	126,935,588	79,474,715
Distributions to shareholders from:
Net investment income	(131,897,900)	(92,044,210)
Total distributions	(131,897,900)	(92,044,210)
Capital Stock transactions:
Proceeds from Capital Stock sold	1,530,257,559	1,437,172,413
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	114,661,800	79,183,886
Cost of Capital Stock repurchased	(1,563,134,054)*	(2,091,695,469)*
Net increase (decrease) from Capital Stock transactions	81,785,305	(575,339,170)
Total change in net assets	76,822,993	(587,908,665)
NET ASSETS
Beginning of Year	5,048,609,627	5,636,518,292
End of Year	$5,125,432,620	$5,048,609,627
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	152,993,751	143,835,897
Shares issued to shareholders upon reinvestment of dividends and distributions	11,505,156	7,933,898
Shares of Capital Stock repurchased	(156,330,840)	(209,364,243)
Change in Capital Stock outstanding	8,168,067	(57,594,448)

*  Net of redemption fees of $140,140 and $548,198 for the year ended September 30, 2017 and year ended September 30, 2016, respectively.

See accompanying Notes to Financial Statements.

FPA NEW INCOME, INC.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended September 30,
	2017	2016	2015	2014	2013
Per share operating performance:
Net asset value at beginning of year	$10.06	$10.08	$10.24	$10.45	$10.70
Income from investment operations:
Net investment income*	0.25	0.19	0.15	0.30	0.28
Net realized and unrealized gain (loss) on investment securities	0.01	(0.04)	(0.06)	(0.15)	(0.21)
Total from investment operations	0.26	0.15	0.09	0.15	0.07
Less distributions:
Dividends from net investment income	(0.27)	(0.17)	(0.25)	(0.36)	(0.32)
Redemption fees	— **	— **	— **	— **	— **
Net asset value at end of year	$10.05	$10.06	$10.08	$10.24	$10.45
Total investment return***	2.58%	1.52%	0.84%	1.47%	0.66%
Ratios/supplemental data:
Net assets, end of year (in $000's)	$5,125,433	$5,048,610	$5,636,518	$5,829,865	$5,032,567
Ratio of expenses of average net assets:
Before reimbursement from Adviser	0.59%	0.58%	0.58%	0.56%	0.58%
After reimbursement from Adviser	0.49%	0.55%	N/A	N/A	N/A
Ratio of net investment income to average net assets:
Before reimbursement from Adviser	2.45%	1.87%	1.50%	2.59%	2.74%
After reimbursement from Adviser	2.55%	1.90%	N/A	N/A	N/A
Portfolio turnover rate	59%	44%	64%	97%	84%

*  Per share amount is based on average shares outstanding.

**  Rounds to less than $0.01 per share.

***  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See accompanying Notes to Financial Statements.

FPA NEW INCOME, INC.

NOTES TO FINANCIAL STATEMENTS

September 30, 2017

NOTE 1 — Significant Accounting Policies

FPA New Income, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end, management investment company. The Fund's primary investment objective is to seek current income and long-term total return. Capital preservation is also a consideration. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Market discounts and premiums on fixed income securities are amortized over the expected life of the securities. Realized gains or losses are based on the specific identification method.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.  Recent Accounting Pronouncements

In March 2017, the FASB issued Accounting Standards (ASU) No. Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20). The amendments in this update shorten the amortization period for certain callable debt securities held at a premium. Specifically, the amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. For public entities this update will be effective for fiscal years beginning after December 15, 2018, and for interim periods within those fiscal years. The Adviser is currently evaluating the impact of this new guidance on the Funds' financial statements.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Interest Rate Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.

FPA NEW INCOME, INC.

NOTES TO FINANCIAL STATEMENTS

Continued

Mortgage-Backed and Other Asset-Backed Securities Risk: The values of some mortgage-backed and other asset-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If an unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may also fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Stripped Mortgage-Backed Interest Only ("I/O") and Principal Only ("P/O") Securities: Stripped mortgage backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest payments on the underlying mortgages (the I/O class), while the other class will receive all of the principal payments (the P/O class). The Fund currently has investments in I/O and P/O securities. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in I/Os.

Credit Risk: Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage-and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the

FPA NEW INCOME, INC.

NOTES TO FINANCIAL STATEMENTS

Continued

event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $2,748,486,914 for the year ended September 30, 2017. The proceeds and cost of securities sold resulting in net realized losses of $26,740,143 aggregated $2,754,986,650 and $2,781,726,793, respectively, for the year ended September 30, 2017. Realized gains or losses are based on the specific identification method.

NOTE 4 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.5% of the Fund's average daily net assets. In addition, the adviser contractually agreed to reimburse expenses in excess of 0.49% of the average net assets of the Fund (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through January 31, 2018.

For the year ended September 30, 2017, the Fund paid aggregate fees and expenses of $289,624 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 5 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the Fund had the following components of distributable earnings at September 30, 2017:

Undistributed Ordinary Income	$37,292,865

The tax status of distributions paid during the fiscal years ended September 30, 2017 and 2016 were as follows:

	2017	2016
Dividends from ordinary income	$131,897,900	$92,044,210

The Fund utilizes the provisions of federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Act of 2010 (the "Act"), net capital losses recognized for fiscal years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

FPA NEW INCOME, INC.

NOTES TO FINANCIAL STATEMENTS

Continued

As of September 30, 2017, the post enactment accumulated losses were $364,135,874, and the pre-enactment capital loss carryforwards were $14,352,159. The ability to carry these pre-enactment losses forward expires as follows: $3,661,716 in 2018 and $10,690,443 in 2019.

The cost of investment securities held at September 30, 2017, was $5,166,316,236 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments (excluding short-term investments) at September 30, 2017, for federal income tax purposes was $20,668,316 and $80,025,431, respectively resulting in net unrealized depreciation of $59,357,115. As of and during the year ended September 30, 2017, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before September 30, 2012 or by state tax authorities for years ended on or before September 30, 2011.

During the year ended September 30, 2017, the Fund reclassified $22,316,705 from Net Investment Loss to Paid in Capital, and $7,298,706 from Accumulated Realized Gain to Paid in Capital, to align financial reporting with tax reporting. The permanent book/tax differences arose principally from differing book/tax treatment of market discount accretion of securities and paydowns from mortgage-backed and other asset-backed securities.

NOTE 6 — Redemption Fees

Effective June 26, 2017, the Board of Directors of the Fund approved the removal of the 2% redemption fee. Prior to that date, a redemption fee of 2% applied to redemptions within 90 days of purchase. For the year ended September 30, 2017, the Fund collected $140,140 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 7 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter (OTC) market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events

FPA NEW INCOME, INC.

NOTES TO FINANCIAL STATEMENTS

Continued

occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. These assumptions consider inputs such as proprietary pricing models, cash flows, prepayments, defaults, and collateral. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of September 30, 2017:

Investments	Level 1	Level 2	Level 3	Total
Common Stock
Industrials	$5,126,208	—	—	$5,126,208
Commercial Mortgage-Backed Securities
Agency	—	$1,705,125	—	1,705,125
Agency Stripped	—	415,307,867	—	415,307,867
Non-Agency	—	160,634,583	$34,551,474	195,186,057
Residential Mortgage-Backed Securities
Agency Collateralized Mortgage Obligation	—	223,367,177	—	223,367,177
Agency Pool Adjustable Rate	—	1,021,031	—	1,021,031
Agency Pool Fixed Rate	—	135,608,355	—	135,608,355
Agency Stripped	—	1,905,473	—	1,905,473
Non-Agency Collateralized Mortgage Obligation	—	244,714,397	26,669,226	271,383,623
Asset-Backed Securities
Auto	—	912,104,524	—	912,104,524
Collateralized Loan Obligation	—	683,073,301	34,278,504	717,351,805
Credit Card	—	185,495,706	—	185,495,706
Equipment	—	400,715,898	52,391,833	453,107,731
Other	—	304,277,299	146,766,982	451,044,281
Corporate Bonds & Notes	—	121,165,447	26,053,011	147,218,458
Corporate Bank Debt	—	117,521,560	106,188,498	223,710,058
Municipals	—	4,419,376	—	4,419,376
U.S. Treasuries	—	761,896,266	—	761,896,266
Short-Term Investment	—	46,301,000	—	46,301,000
	$5,126,208	$4,721,234,385	$426,899,528	$5,153,260,121

FPA NEW INCOME, INC.

NOTES TO FINANCIAL STATEMENTS

Continued

The following table summarizes the Fund's Level 3 investment securities and related transactions during the year ended September 30, 2017:

Investment	Beginning Value at September 30, 2016	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In	Gross Transfers (Out)	Ending Value at September 30, 2017	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at September 30, 2017
Commercial Mortgage- Backed Agency Stripped	$24,719,119	$(1,974,145)	—	—	—	$(22,744,974)	—	—
Commercial Mortgage- Backed Securities Non-Agency	24,773,680	464,046	$34,427,647	$(6,946,765)	—	(18,167,134)	$34,551,474	$124,183
Residential Mortgage- Backed Non-Agency Collateralized Mortgage Obligation	16,913,546	64,627	24,711,994	(13,099,802)	—	(1,921,139)	26,669,226	(7,165)
Asset-Backed Securities Auto	13,672,192	(16,659)	—	—	—	(13,655,533)	—	—
Asset-Backed Securities Collateralized Loan Obligations	—	130,089	34,148,415	—	—	—	34,278,504	123,541
Asset-Backed Securities Equipment	—	434,142	54,134,944	(2,177,253)	—	—	52,391,833	432,337
Other Asset-Backed Securities	63,978,631	1,038,623	101,648,728	(19,899,000)	—	—	146,766,982	1,029,714
Corporate Bonds & Notes	42,782,387	(4,940,204)	—	(11,789,172)	—	—	26,053,011	(6,012,584)
Corporate Bank Debt	106,314,525	797,025	105,624,316	(66,879,873)	—	(39,667,495)	106,188,498	1,157,590
Municipals	23,869,420	55,781	—	(19,505,825)	—	(4,419,376)	—	—
	$317,023,500	$(3,946,675)	$354,696,044	$(140,297,690)	—	$(100,575,651)	$426,899,528	$(3,152,384)

*  Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations.

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy are valued by the Adviser in good faith under procedures adopted by authority of the Fund's Board of Directors. The Adviser employs various methods to determine fair valuations including regular review of key inputs and assumptions, and review of related market activity, if any. However, there are generally no observable trade activities in these securities. The Adviser reports to the Board of Directors at their regularly scheduled quarterly meetings, or more often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions noted, and any changes to the inputs and assumptions used. When appropriate, the Adviser will recommend changes to the procedures and process employed. The value determined for an investment using the fair value procedures may differ significantly from the value realized upon the sale of such investment.

FPA NEW INCOME, INC.

NOTES TO FINANCIAL STATEMENTS

Continued

Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Level 1 and 2.

There were transfers of $100,575,651 out of Level 3 into Level 2 during the year ended September 30, 2017. The transfers are a result of change in pricing vendor commencing coverage and pricing of the securities during the period and a change in observable inputs.

The following table summarizes the quantitative inputs and assumptions used for items categorized as items categorized as Level 3 of the fair value hierarchy as of September 30, 2017:

Financial Assets	Fair Value at September 30, 2017	Valuation Technique(s)	Unobservable Inputs	Price/Range
Commercial Mortgage-Backed Securities Non-Agency	$34,551,474	Third-Party Broker Quote*	Quotes/Prices	$100.06-$101.00
Residential Mortgage-Backed Non-Agency CMO	$24,712,000	Third-Party Broker Quote*	Quotes/Prices	$100.00
	$1,957,226	Pricing Model**	Prices	$41.88-$62.31 ($50.70)
			Discount	0.0%-16.2% (1.37%)
Asset-Backed Securities Collateralized Loan Obligation	$34,278,504	Third-Party Broker Quote*	Quotes/Prices	$100.13
Equipment	$52,391,833	Third-Party	Quotes/Prices	$99.82-$101.10
		Broker Quote*
Other	$146,766,982	Third-Party	Quotes/Prices	$99.28-$106.89
		Broker Quote*
Corporate Bonds & Notes	$26,053,011	Third-Party Broker Quote*	Quotes/Prices	$0.33-$100.25
Corporate Bank Debt	$106,158,833	Pricing Vendor	Prices	$99.88-$100.75
	$29,665	Pricing Model***	Reference prices	$100.36-$100.75

*  The Third-Party Broker Quote technique involves obtaining an independent third-party broker quote for the security.

**  The Pricing Model technique for Level 3 securities involves preparing a proprietary broker price opinion (BPO) model using valuation information provided by the loan servicer based on local market resources and sales trends published by the National Association of Realtors, and a broker, and then applying an appropriate discount to that valuation. The discount reflects market conditions such as lack of liquidity of the investment, the costs associated with foreclosure and liquidation, the historical performance of the loan pool and the characteristics of the remaining loans including whether or not the loans are performing.

***  The Pricing Model technique for Level 3 securities involves calculating the difference between the fair value of the funded portion of the security and the price at which the Fund is committed to fund the unfunded commitment.

NOTE 8 — Distribution to Shareholders

On October 2, 2017, the Fund declared a dividend from net investment income of $0.075 per share payable October 3, 2017 to shareholders of record on September 29, 2017. For financial statement purposes, this dividend was recorded on the ex-dividend date, October 2, 2017.

FPA NEW INCOME, INC.

NOTES TO FINANCIAL STATEMENTS

Continued

NOTE 9 — Collateral Requirements

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Fund's repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2017, are as follows:

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Collateral Received		Assets (Liabilities) Available for Offset	Net Amount of Assets*
State Street Bank and Trust Company	$46,301,000	$46,301,000	**	—	—

*  Represents the net amount receivable from the counterparty in the event of default.

**  Collateral with a value of $47,227,331 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

FPA NEW INCOME, INC.
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF FPA NEW INCOME, INC.

We have audited the accompanying statement of assets and liabilities of FPA New Income, Inc. (the "Fund"), including the portfolio of investments, as of September 30, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian, brokers and agent banks, where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA New Income, Inc. as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
November 20, 2017

FPA NEW INCOME FUND, INC.
SHAREHOLDER EXPENSE EXAMPLE

September 30, 2017 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 31, 2017	$1,000.00	$1,000.00
Ending Account Value September 30, 2017	$1,016.10	$1,022.61
Expenses Paid During Period*	$2.48	$2.48

*  Expenses are equal to the Fund's annualized expense ratio of 0.49%, multiplied by the average account value over the period and prorated for the six-months ended September 30, 2017 (183/365 days).

FPA NEW INCOME, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

Approval of the Advisory Agreement. At a meeting of the Board of Directors held on August 14, 2017, the Directors approved the continuation of the advisory agreement between the Fund and the Adviser for an additional one-year period through September 30, 2018, on the recommendation of the Independent Directors, who met in executive session on August 14, 2017 prior to the Board meeting to review and discuss the proposed continuation of the advisory agreement. The following paragraphs summarize the material information and factors considered by the Board and the Independent Directors, as well as the Directors' conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Directors considered information provided by the Adviser in response to their requests, as well as information provided throughout the year regarding the Adviser and its staffing in connection with the Fund, including the Fund's portfolio managers, the senior analysts supporting team, the scope of services supervised and provided by the Adviser, and the absence of any significant service problems reported to the Board. The Board and the Independent Directors noted the experience, length of service and the outstanding reputation of the Fund's portfolio managers: Tom Atteberry, who has been with the Adviser since 1997 and has served as portfolio manager since 2004 and Abhijeet V. Patwardhan, who joined the Adviser in 2010 and has served as portfolio manager since 2015. After discussion, the Board and the Independent Directors concluded that the nature, extent and quality of services provided by the Adviser have benefited and should continue to benefit the Fund and its shareholders.

Investment Performance. The Board and the Independent Directors reviewed the overall investment performance of the Fund. The Directors also received information from an independent consultant, Morningstar, regarding the Fund's performance relative to a peer group of alternative credit focus funds selected by Morningstar (the "Peer Group"). The Board and the Independent Directors considered the Adviser's representation that the Fund's investment style, as evidenced by the short-term duration of most of its portfolio securities, as well as the Fund's flexibility to invest in a variety of areas, complicated Peer Group comparisons in that the Fund is managed in a more conservative style than the typical fixed income fund and the funds in the Peer Group. The Board and the Independent Directors noted the Fund's absolute investment results and its long-term investment performance when compared to the Peer Group. The Board and the Independent Directors noted the Fund outperformed its Peer Group median for the one- and three-year periods ending March 31, 2017, and underperformed its Peer Group for the five- and ten-year periods ending March 31, 2017. The Board and the Independent Directors also noted that the Fund outperformed the Fund's benchmark, Barclays Capital U.S. Aggregate Index, for the one-year period ending March 31, 2017 and underperformed for the three-, five- and ten-year periods ending March 31, 2017. They also noted that Morningstar has continued to give the Fund a "Bronze" Analyst Rating. After discussion, the Board and the Independent Directors determined that the Fund's investment results were reasonable in light of the Fund's objectives and concluded that the Adviser's continued management of the Fund should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Comparison with Peer Group and Institutional Fees. The Board and the Independent Directors considered information provided by the Adviser regarding the Fund's advisory fees and total expense levels. The Board and the Independent Directors reviewed comparative information regarding fees and expenses for the Peer Group. The Board and the Independent Directors noted that the Fund's advisory fee was slightly above the average of the Peer Group and its overall expense ratio was equal to that of the Peer Group. In addition, the Directors noted that the fee rate charged to the Fund is higher than institutional accounts managed in a similar style by the portfolio managers but considered the Adviser's discussion of the differences between the services provided by the Adviser to the Fund and those provided by the Adviser to the

FPA NEW INCOME, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) Continued

institutional accounts. The Board and the Independent Directors concluded that the continued payment of advisory fees and expenses by the Fund to the Adviser was fair and reasonable and should continue to benefit the Fund and its shareholders.

Adviser Profitability and Costs. The Board and the Independent Directors considered information provided by the Adviser regarding the Adviser's costs in providing services to the Fund, the profitability of the Adviser and the benefits to the Adviser from its relationship to the Fund. They reviewed and considered the Adviser's representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser's largest operating cost, over-head and trading costs with respect to the provision of investment advisory services. The Independent Directors discussed with the Adviser the general process through which individuals' compensation is determined and then reviewed by the management committee of the Adviser, as well as the Adviser's methods for determining that the compensation levels are at appropriate levels to attract and retain the personnel necessary to provide high quality professional investment advice. In evaluating the Adviser's profitability, they excluded certain distribution and marketing-related expenses. The Board and the Independent Directors recognized that the Adviser is entitled under the law to earn a reasonable level of profits for the services that it provides to the Fund. The Board and the Independent Directors concluded that the Adviser's level of profitability from its relationship with the Fund did not indicate that the Adviser's compensation was unreasonable or excessive.

Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Directors considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's asset levels and any economies of scale that may exist. The Board and the Independent Directors considered the Adviser's representation that its internal costs of providing investment management services to the Fund have significantly increased in recent years as a result of a number of factors, including the Adviser's substantial investment in additional professional resources and staffing. The Board and the Independent Directors considered quantitative and qualitative information regarding the Adviser's representation that it has also made significant investments in: (1) the two portfolio managers, four analysts, traders and other investment personnel who assist with the management of the Fund; (2) new compliance, operations, and administrative personnel; (3) information technology, portfolio accounting and trading systems; and (4) office space, each of which enhances the quality of services provided to the Fund. The Board and the Independent Directors also considered the Adviser's willingness to close funds to new investors when it believed that a fund may have limited capacity to grow or that it otherwise would benefit fund shareholders.

The Board and the Independent Directors recognized that the advisory fee rate schedule for the Fund does not have breakpoints. They considered that many mutual funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund's assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Adviser's statement that it believes that breakpoints currently remain inappropriate for the Fund given the ongoing investments the Adviser is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund's assets, all of which could negatively impact the profitability of the Adviser. The Board and the Independent Directors also noted that the Adviser has contractually agreed to reimburse the Fund for Total Annual Fund

FPA NEW INCOME, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) Continued

Operating Expenses in excess of 0.49% of the average daily net assets of the Fund (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through January 31, 2018. The Board and the Independent Directors concluded that the Fund is benefitting from the ongoing investments made by the Adviser in its team of personnel serving the Fund and in the Adviser's service infrastructure, and that in light of these investments, the addition of breakpoints in the Fund's advisory fee structure was not warranted at current asset levels.

Ancillary Benefits. The Board and the Independent Directors considered other actual and potential benefits to the Adviser from managing the Fund, including the acquisition and use of research services with commissions generated by the Fund, in concluding that the contractual advisory and other fees are fair and reasonable for the Fund. They noted that the Adviser does not have any affiliates that benefit from the Adviser's relationship to the Fund.

Conclusions. The Board and the Independent Directors determined that the Fund continues to benefit from the services of the Adviser's highly experienced portfolio management team, which has produced reasonable long-term returns. In addition, the Board and the Independent Directors agreed that the Fund continues to receive high quality services from the Adviser. The Board and the Independent Directors concluded that the current advisory fee rate is reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser and the Adviser's profitability and costs. The Board and the Independent Directors also noted their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, none of which was dispositive, the Board and the Independent Directors concluded that it would be in the best interests of the Fund to continue to be advised and managed by the Adviser and determined to approve the continuation of the current Advisory Agreement for another one-year period through September 30, 2018.

FPA NEW INCOME, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships During the Past 5 Years
Independent Directors
Allan M. Rudnick – 1940†	Director and Chairman* Years Served: 5	Private Investor. Formerly Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Sandra Brown – 1955†	Director* Years Served: 1	Consultant. Formerly CEO and President of Transamerica Financial Advisers, Inc., 1999 to 2009; President, Transamerica Securities Sales Corp. 1998 to 2009; VP, Bank of America Mutual Fund Administration 1990 to 1998.	7
Mark L. Lipson – 1949†	Director* Years Served: 2	Consultant. ML2Advisors, LLC. Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Founder, Chairman and CEO of the Northstar Mutual Funds (1993-2001).	7
Alfred E. Osborne, Jr. – 1944†	Director* Years Served: 18	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminun, Inc.
A. Robert Pisano – 1943†	Director* Years Served: 5	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011.	7	Entertainment Partners and Resources Global Professionals.
Patrick B. Purcell – 1943†	Director* Years Served: 11	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7
Interested Director(2)
J. Richard Atwood – 1960	Director* and President Years Served: 20	Managing Partner of the Adviser.	7

FPA NEW INCOME, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited) Continued

Name, Address(1) and Year of Birth	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships During the Past 5 Years
Officers
Thomas H. Atteberry – 1953	Portfolio Manager Years Served: 12	Partner of the Adviser.
Abhijeet Patwardhan – 1979	Portfolio Manager Years Served: 2	Managing Director (since 2015) and a Director of Research (since 2015) of the Adviser. Formerly Senior Vice President (2014 to 2015) and Vice President (2010 to 2013) of the Adviser.
David C. Lebisky – 1972	Chief Compliance Officer Years Served: <1

President of Lebisky Compliance Consulting LLC (since October 2015). Consultant, Duff & Phelps Compliance Consulting (since 2016). Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) (since 2015). Formerly, Director of Regulatory Administration, Scotia Institutional Investments US, LP (2010 to 2014).

E. Lake Setzler – 1967	Treasurer Years Served: 11	Senior Vice President and Controller of the Adviser.
Francine S. Hayes – 1967	Secretary Years Served: 2	Vice President and Senior Counsel of State Street Bank and Trust Company

(1)  The address for each Director and each Officer (except Ms. Hayes) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Hayes' address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of his affiliation with the Fund's Adviser.

*  Directors serve until their resignation, removal or retirement.

†  Audit Committee member

The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling (800) 982-4372.

FPA NEW INCOME FUND, INC.

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LLC
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175

or

235 West Galena Street
Milwaukee, WI 53212-3948

(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
Boston, Massachusetts

TICKER: FPNIX
CUSIP: 302544101

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
San Francisco, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA NEW INCOME, INC., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

The Fund's complete proxy voting record for the 12 months ended June 30, 2017 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 551-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.  Code of Ethics.

(a)                                 The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)                                 Not applicable.

(c)                                  During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)                                 During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)                                  Not applicable.

(f)                                   A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

The registrant’s board of directors has determined that Patrick B. Purcell, who is a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations or liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.  Principal Accountant Fees and Services.

		2016	2017
(a)	Audit Fees	$69,138	$70,866
(b)	Audit Related Fees	$-0-	$-0-
(c)	Tax Fees(1)	$9,108	$9,336
(d)	All Other Fees	$-0-	$-0-

(1) Tax Fees are for preparation of the Fund’s tax return(s).

(e)(1)                   The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Standards for Attestation Engagements Number 16, or a Successor Statement, issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:

(i)                                     the registrant’s independent auditors inform the audit committee of the engagement,

(ii)           the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and

(iii)          the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)                   0% of the services provided to the registrant described in paragraphs b—d of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) — (d) of this Item that were required to be pre-approved by the audit committee.

(f)                                   All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)                                  None.

(h)                                 Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)                                 Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.  Exhibits.

(a)(1)                  Code of ethics as applies to the registrant’s principal executive and financial officers is attached hereto.

(a)(2)                  The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)                  Not applicable.

(b)                                 The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA NEW INCOME, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	December 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	December 7, 2017

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	December 7, 2017